Exhibit 10.1

ASSET PURCHASE AGREEMENT

dated as of June 22, 2006

by and between

MFC DEVELOPMENT CORP., a Delaware corporation,

On the one hand,

and

ADSOUTH PARTNERS, INC., a Nevada corporation,

ADSOUTH, INC., a Florida corporation, and

DERMAFRESH, INC., a Florida corporation,

On the other hand,

with respect to various assets of the consumer products marketing and sales business of

Adsouth Partners, Inc.

This ASSET PURCHASE AGREEMENT dated as of June 22, 2006 is made and entered into by and between MFC Development Corp., a Delaware corporation (“Purchaser”), on the one hand, and Adsouth Partners, Inc., a Nevada corporation (“ASPR”), Adsouth, Inc., a Florida corporation (“ASI”), Dermafresh, Inc., a Florida corporation (“DFI,” which, along with ASPR and ASI, will be collectively referred to herein as “Seller”), on the other hand.  Capitalized terms not otherwise defined herein have the meanings set forth in Section 13.1.

WHEREAS, Seller is engaged in the business of direct, wholesale and retail marketing and sales of several lines of consumer products, including cosmetic, household, personal and pet products, (the “Business”); and

WHEREAS, Seller desires to sell, transfer and assign to Purchaser, and Purchaser desires to purchase and acquire from Seller, various assets of Seller relating to the operation of the Business, and in connection therewith, Purchaser has agreed to assume certain of the liabilities of Seller relating to the Business, all on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
SALE OF ASSETS AND CLOSING

1.1

Assets.  (1) Assets Transferred.  On the terms and subject to the conditions set forth in this Agreement, Seller will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase and pay for, at the Closing, free and clear of all Liens other than Permitted Liens, all of Seller’s right, title and interest in, to and under the following Assets and Properties of Seller used or held for use in connection with the Business, except as otherwise provided in Section 1.1(b), as the same shall exist on the Closing Date (collectively, with any proceeds and awards referred to in Section 1.8, the “Assets”):

(i)

(Intentionally Omitted);

(ii)

Inventory.  All inventories of raw materials, work-in-process, finished goods, products under research and development, promotional materials, office and other supplies, parts, packaging materials and other accessories related thereto which are held at, or are in transit from or to, the locations at which the Business is conducted, or located at customers’ premises on consignment, in each case, which are used or held for use by Seller in the conduct of the Business (including but not limited to the items listed in Section 1.1(a)(ii) of the Disclosure Schedule), including any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person, together with all rights of Seller against suppliers of such inventories (the “Inventory”);

(iii)

Accounts Receivable.  All trade accounts receivable and all notes, bonds and other evidences of Indebtedness of and rights to receive payments arising out of sales occurring in the conduct of the Business and the Security

Agreements related thereto (including but not limited to the items listed in Section 1.1(a)(iii) of the Disclosure Schedule), including any rights of Seller with respect to any third party collection procedures or any other Actions or Proceedings which have been commenced in connection therewith (the “Accounts Receivable”);

(iv)

Tangible Personal Property.  All furniture, fixtures, equipment, machinery and other tangible personal property (other than Inventory and vehicles and except as otherwise provided in Section 1.1(b)) used or held for use in the conduct of the Business at the locations at which the Business is conducted or at customers’ premises on consignment, or otherwise used or held for use by Seller in the conduct of the Business (including but not limited to the items listed in Section 1.1(a)(iv) of the Disclosure Schedule), including any of the foregoing purchased subject to any conditional sales or title retention agreement in favor of any other Person (the “Tangible Personal Property”);

(v)

(Intentionally Omitted);

(vi)

Business Contracts.  The Contracts listed in Section 1.1(a)(vi) of the Disclosure Schedule and, subject to Purchaser’s acceptance and assumption of same in its discretion, all other Contracts (other than real property leases, personal property leases and the Accounts Receivable) to which Seller is a party and which are utilized in the conduct of the Business, including without limitation Contracts relating to suppliers, sales representatives, distributors, purchase orders, marketing arrangements and manufacturing arrangements (the “Business Contracts”);

(vii)

Prepaid Expenses.  All prepaid expenses relating to the Business, including but not limited to the items listed in Section 1.1(a) (vii) of the Disclosure Schedule ( the “Prepaid Expenses“);

(viii)

Intangible Personal Property.  All Intellectual Property used or held for use in the conduct of the Business (including Seller’s goodwill therein) and all rights, privileges, claims, causes of action and options relating or pertaining to the Business or the Assets, including but not limited to the items listed in Section 1.1(a) (viii) of the Disclosure Schedule (the “Intangible Personal Property”);

(ix)

Licenses.  All transferable Licenses (including applications therefor) utilized in the conduct of the Business, including but not limited to the Licenses listed in Section 1.1(a) (ix) of the Disclosure Schedule (the “Business Licenses”);

(x)

(Intentionally Omitted);

(xi)

(Intentionally Omitted);

(xii)

(Intentionally Omitted);

(xiii)    Books and Records.  All Books and Records used or held for use in the conduct of the Business or otherwise relating to the Assets, other than the minute books, stock transfer books and corporate seal of Seller (the “Business Books and Records”), it being understood that Seller may retain original accounting Books and Records, but in such event shall provide Purchaser with a copy as hereinafter provided; and

(xiv)

Other Assets and Properties.  All other Assets and Properties of Seller used or held for use in connection with the Business except as otherwise provided in Section 1.1(b) (the “Other Assets”).

To the extent any of the Business Books and Records are items susceptible to duplication and are either (x) used in connection with any of Seller’s businesses other than the Business or (y) are required by Law to be retained by Seller, Seller may deliver photostatic copies or other reproductions from which, in the case of Business Books and Records referred to in clause (x), information solely concerning Seller’s businesses other than the Business has been deleted.  In the event that any of the Other Assets are used in the Business and in any of Seller’s other businesses, such Assets shall be allocated between the Business and such other businesses in a fair and equitable manner that is reasonably satisfactory to the parties and (1) those allocated to the Business shall be transferred to Purchaser subject to a perpetual, royalty-free, transferable, irrevocable, indefeasible and non-exclusive license that is reasonably satisfactory to the parties allowing Seller to continue to use such items in the conduct of such businesses, and (2) with respect to any such items not allocated to Purchaser, Purchaser shall receive a perpetual, royalty-free, transferable, irrevocable, indefeasible and non-exclusive license that is reasonably satisfactory to the parties allowing Purchaser to use such items in the Business.  To the extent that any Business Contract or Business License to be transferred to Purchaser is utilized by or is for the benefit of any of Seller’s businesses other than the Business, the rights and obligations under such Contracts or Licenses shall be to the extent practicable allocated between the Business and such other businesses in a fair and equitable manner that is reasonably satisfactory to the parties.  Notwithstanding the foregoing, and for the avoidance of doubt, Purchaser shall be the exclusive owner of, and shall have the unfettered right to use and exploit in connection with the operation of the Business or Purchaser’s business generally, the Great Plains software system referenced in Section 1.1(a) (viii) of the Disclosure Schedule.

(2)

Excluded Assets.  Notwithstanding anything in this Agreement to the contrary, the following Assets and Properties of Seller (the “Excluded Assets”) shall be excluded from and shall not constitute Assets:

(i)

Cash.  Cash, commercial paper, certificates of deposit and other bank deposits, treasury bills and other cash equivalents;

(ii)

Insurance.  Life insurance policies of officers and other employees of Seller and all other insurance policies relating to the operation of the Business;

(iii)

Employee Benefit Plans.  All assets owned or held by any Benefit Plans;

(iv)

Tax Refunds.  All refunds or credits, if any, of Taxes due to or from Seller;

(v)

Real and Personal Property.  The real or personal property described in Section 1.1(b)(v) of the Disclosure Schedule;

(vi)

Corporate Records.  The minute books, stock transfer books and corporate seal of Seller;

(vii)

Litigation Claims.  Any rights (including indemnification) and claims and recoveries under litigation of Seller against third parties arising out of or relating to events prior to the Closing Date;

(viii)

Excluded Obligations.  The rights of Seller in, to and under all Contracts of any nature, the obligations of Seller under which expressly are not assumed by Purchaser pursuant to Section 1.2(b);

(ix)

Seller’s rights under this Agreement;

(x)       All tangible and intangible assets that are owned by Genco Power Systems, Inc. (“Genco”) or are used in Genco’s business that are not otherwise used in the Business.

1.2

Liabilities.  (3) Assumed Liabilities.  In connection with the sale, transfer, conveyance, assignment and delivery of the Assets pursuant to this Agreement, on the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser will assume and agree to pay, perform and discharge when due the following obligations of Seller arising in connection with the operation of the Business, as the same shall exist on the Closing Date (the “Assumed Liabilities”), and no others:

(i)

(Intentionally Omitted);

(ii)

Accounts Payable.  All obligations of Seller with respect to accounts payable reflected or reserved against in the balance sheet included in the Quarterly Financial Statements and applicable to the Business and those arising in the ordinary course of business since the Quarterly Financial Statement Date (the “Accounts Payable”);

(iii)

(Intentionally Omitted);

(iv)

Obligations under Contracts and Licenses.  All obligations of Seller under the Business Contracts and Business Licenses arising and to be performed on or after the Closing Date, and excluding any such obligations arising or to be performed prior to the Closing Date unless otherwise specifically enumerated and assumed in this Section 1.2;

(v)

Accrued Expenses.  The obligations of Seller with respect to the accrued expenses reflected or reserved against in the balance sheet included in the

Quarterly Financial Statements and applicable to the Business and those incurred in the ordinary course of business since the Quarterly Financial Statement Date (the “Accrued Expenses”);

(vi)

Returned Goods.  All obligations of Seller for replacement of, or refund for, damaged, defective or returned goods, to the extent such goods were sold under a contract duly and fully performed by Seller and customer; and

(vii)

(Intentionally Omitted).

(4)

Retained Liabilities.  Except for the Assumed Liabilities, Purchaser shall not assume by virtue of this Agreement or the transactions contemplated hereby, and shall have no liability for, any Liabilities of Seller (including, without limitation, those related to the Business) of any kind, character or description whatsoever (the “Retained Liabilities”).

1.3

Purchase Price: Allocation; Adjustment.

           (5) Purchase Price.  The aggregate purchase price for the Assets and for the covenant of Seller contained in Section 4.11 is (a) $4,000,000, subject to adjustment as provided in paragraph (c) below, payable at the Closing in the manner provided in Section 1.4 (the “Cash Component”), and (b) 5,500,000 shares of Purchaser Common Stock, subject to adjustment as provided in paragraph (c) below, certificates representing which shall be delivered in accordance with Section 1.4 (the “Stock Component”).  The Cash Component and the Stock Component shall be referred to collectively herein as the Purchase Price.

(6)

Allocation of Purchase Price.  Purchaser and Seller shall negotiate in good faith prior to the Closing Date and determine the allocation of the consideration paid by Purchaser for the Assets.  Each party hereto agrees (i) that any such allocation shall be consistent with paragraph (a) above and the requirements of Section 1060 of the Code and the regulations thereunder, (ii) to complete jointly and to file separately Form 8594 with its Federal income Tax Return consistent with such allocation for the tax year in which the Closing Date occurs and (iii) that no party will take a position on any income, transfer or gains Tax Return, before any Governmental or Regulatory Authority charged with the collection of any such Tax or in any judicial proceeding, that is in any manner inconsistent with the terms of any such allocation without the consent of the other party.

(7)

Adjustment of Purchase Price.

(i) The Cash Component of the Purchase Price shall be reduced by (A) the amount, if any, by which the sum of the value of each of the Accounts Receivable, Inventory, Prepaid Expenses and Tangible Personal Property (collectively, the “Selected Assets”), as adjusted for all reserves and other adjustments typically associated therewith, is below $3.75 million, and (B) the sum of the amount of Accrued Expenses, Accounts Payable and reserves associated with the Returned Goods to the extent not already reflected as an adjustment or reserve associated with any of the Selected Assets (collectively, the “Selected Liabilities”).  As used in this Agreement, “Selected Assets Value” and “Selected Liabilities Amount” means, respectively, the value of the Selected Assets and the amount of the Selected Liabilities, each as determined after Closing pursuant to Section 1.9.  Not later than ten (10) days prior to the anticipated Closing Date,

Purchaser and Seller shall cause their appropriate representatives to confer in good faith for the purposes of estimating the Selected Assets Value and the Selected Liabilities Amount.  Purchaser and Seller shall instruct their representatives to work together in good faith in an expeditious manner to attempt to arrive at such figures not later than the day that is two business days prior to the anticipated Closing Date.  The parties agree that such estimates shall be prepared in accordance with generally accepted accounting principles, provided that the judgments, assumptions, policies and/or methodologies used need not necessarily be consistent with those used by Seller in its historical accounting for the items at issue where there is a reasonable basis to depart therefrom.  As used in this Agreement, “Estimated SAV” means the amount of the parties’ good faith estimate of the Selected Assets Value or, if the parties cannot agree on such estimate prior to 5:00 p.m. California time on the day that is two business days prior to the anticipated Closing Date, the lower of the parties’ good faith estimates of the Selected Assets Value.  As used in this Agreement, “Estimated SLA” means the amount of the parties’ good faith estimate of the Selected Liabilities Amount or, if the parties cannot agree on such estimate prior to 5:00 p.m. California time on the day that is two business days prior to the anticipated Closing Date, the higher of the parties’ good faith estimates of the Selected Liabilities Amount.

(ii)

The Stock Component of the Purchase Price shall be increased to a total of 6,875,000 shares of Purchaser Common Stock in the event that the Fair Market Value as of the Closing Date is at or below $.50.

1.4

Closing Escrow.  The Closing will take place at the offices of Purchaser, or at such other place as Purchaser and Seller mutually agree, at 10:00 A.M. local time, on the Closing Date.  At the Closing, Purchaser will pay the Cash Component (calculated, for purposes of the Closing, using the Estimated SAV and Estimated SLA) by delivering to Seller a promissory note on substantially the terms described in Exhibit J attached hereto (the “Purchaser Promissory Note”).  Also at the Closing, or as soon thereafter as practicable, Purchaser shall deliver stock certificates representing the Stock Component to Seller as Seller may reasonably direct by written notice delivered to Purchaser by Seller at least two (2) Business Days before the Closing Date; provided that a stock certificate or certificates representing 750,000 of the shares comprising the Stock Component (the “Escrow Shares”) shall be delivered by Purchaser to Richardson & Patel LLP, as escrow agent (the “Escrow Agent”), under an escrow agreement to be entered into on the Closing Date by Seller, Purchaser and the Escrow Agent, substantially in the form of Exhibit A hereto (the “Escrow Agreement”).  Simultaneously at the Closing, (a) Seller will assign and transfer to Purchaser good and valid title in and to the Assets (free and clear of all Liens, other than Permitted Liens) by delivery of (i) a General Assignment and Bill of Sale substantially in the form of Exhibit B hereto (the “General Assignment”), duly executed by Seller, (ii) an assignment of the Intellectual Property in form and substance reasonably satisfactory to Purchaser, and (iii) such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance reasonably acceptable to Purchaser’s counsel, as shall be effective to vest in Purchaser good title to the Assets (the General Assignment and the other instruments referred to in clauses (ii) and (iii) being collectively referred to herein as the “Assignment Instruments”), and (b) Purchaser will assume from Seller the due payment, performance and discharge of the Assumed Liabilities by delivery of (i) an Assumption Agreement substantially in the form of Exhibit C hereto (the “Assumption Agreement”), duly executed by Purchaser, and (ii) such other good and sufficient instruments of assumption, in form and substance reasonably acceptable to Seller’s counsel, as shall be effective to cause

Purchaser to assume the Assumed Liabilities as and to the extent provided in Section 1.2(a) (the Assumption Agreement and such other instruments referred to in clause (ii) being collectively referred to herein as the “Assumption Instruments”).  At the Closing, there shall also be delivered to Seller and Purchaser the opinions, certificates and other contracts, documents and instruments required to be delivered under Articles 6 and 7.

1.5

Prorations.  Prorations relating to the Assets and the ownership and operation of the Business will be made as of the Closing Date with respect to such items as are normally adjusted in connection with similar transactions, with Seller liable to the extent such items relate to any time period prior to the Closing Date and Purchaser liable to the extent such items relate to periods beginning with and subsequent to the Closing Date.  Except as otherwise agreed by the parties, the net amount of all such prorations will be settled and paid on the Closing Date.

1.6

Further Assurances; Post-Closing Cooperation.  (8) At any time or from time to time after the Closing, at Purchaser’s reasonable request and without further consideration, Seller shall execute and deliver to Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as Purchaser may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Purchaser, and to confirm Purchaser’s title to, all of the Assets, and, to the full extent permitted by Law, to put Purchaser in actual possession and operating control of the Assets and otherwise to cause Seller to fulfill its obligations under this Agreement and the Operative Agreements.

(9)

Following the Closing, each party will afford the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data relating to the Business in its possession with respect to periods prior to the Closing and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party in connection with (i) the preparation of Tax Returns, (ii) the determination or enforcement of rights and obligations under this Agreement, (iii) compliance with the requirements of any Governmental or Regulatory Authority, (iv) the determination or enforcement of the rights and obligations of any Indemnified Party or (v) in connection with any actual or threatened Action or Proceeding.  Further each party agrees for a period extending six (6) years after the Closing Date not to destroy or otherwise dispose of any such books, records and other data unless such party shall first offer in writing to surrender such books, records and other data to the other party and such other party shall not agree in writing to take possession thereof during the ten (10) day period after such offer is made.

(10)

If, in order properly to prepare its Tax Returns, other documents or reports required to be filed with Governmental or Regulatory Authorities or its financial statements or to fulfill its obligations hereunder, it is necessary that a party be furnished with additional information, documents or records relating to the Business not referred to in paragraph (c) above, and such information, documents or records are in the possession or control of the other party, such other party shall use its best efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient’s request, cost and expense.  Any information obtained by either party in accordance with this paragraph shall be held confidential by such party in accordance with Section 14.6.

(11)

Notwithstanding anything to the contrary contained in this Section, if the parties are in an adversarial relationship in litigation or arbitration, the furnishing of information, documents or records in accordance paragraphs (c) or (d) of this Section shall be subject to applicable rules relating to discovery.

(e)

Upon Closing, Buyer shall have the right and authority to endorse the name of Seller on any checks received with respect to any Accounts Receivable.  Seller shall promptly transfer and deliver to Purchaser any cash, checks or other property which Seller may receive in respect of any Accounts Receivable after the Closing Date.  Seller shall cooperate with Purchaser, at its reasonable request, at and after the Closing, in endeavoring to collect any Accounts Receivable by furnishing, at its own cost and expense, such information, testimony and other assistance as Purchaser may reasonably request in connection with collection of such Accounts Receivable.

1.7

Third-Party Consents.  To the extent that any Business Contract or Business License is not assignable without the consent of another party, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof.  Seller and Purchaser shall use commercially reasonable efforts to obtain the consent of such other party to the assignment of any such Business Contract or Business License to Purchaser in all cases in which such consent is or may be required for such assignment.  If any such consent shall not be obtained, Seller shall cooperate with Purchaser in any reasonable arrangement designed to provide for Purchaser the benefits intended to be assigned to Purchaser under the relevant Business Contract or Business License, including enforcement at the cost and for the account of Purchaser of any and all rights of Seller against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise.  If and to the extent that such arrangement cannot be made, Purchaser shall have no obligation pursuant to Section 1.2 or otherwise with respect to any such Business Contract or Business License.  The provisions of this Section 1.7 shall not affect the right of Purchaser not to consummate the transactions contemplated by this Agreement if the condition to its obligations hereunder contained in Section 6.7 has not been fulfilled.

1.8

(Intentionally Omitted).

1.9       Post Closing Purchase Price Adjustments.

(a)

Within 180 days after the Closing, Purchaser shall perform, at its cost and expense, an accounting, in accordance with the accounting methodology set forth in Section 1.3(c)(i), to determine each of the Selected Assets Value and the Selected Liabilities Amount as of the Closing Date, but with any adjustment of each component taking into account actual results and events since the Closing Date.  For example, reserves against receivables will be adjusted in light of actual amounts collected or then believed to be collectible.  Promptly thereafter, Purchaser shall deliver or cause to be delivered to Seller a written report summarizing Purchaser’s determination of each of the foregoing together with Purchaser’s calculation of the Adjustment Amount (as defined below), if any (the “Adjustment Determination”).  During the accounting process, representatives of Seller shall be afforded a reasonable opportunity to observe and to consult with Purchaser and/or Purchaser’s agents regarding the procedures undertaken and the assumptions made by Purchaser in connection with its accounting.  Purchaser will also notify Seller and provide Seller an opportunity to consult on post-Closing decisions with regard to retail mark-downs and inventory replacement where such decisions will materially impact the Adjustment Amount; provided that Purchaser will have sole decision-making authority over such matters and nothing herein shall prevent Seller from contesting the Adjustment Amount in the manner provided below.

(b)

If the Adjustment Amount as initially determined by Purchaser is a positive number, then Purchaser shall pay or cause to be paid to Seller such amount, as provided in paragraph (f) of this Section, within five days following the expiration of the Objection Period, provided that Seller has not made any Objections.  If Seller makes any Objections pursuant to paragraph (d) of this Section, then Purchaser shall not be required to pay any amounts hereunder to Seller until such Objections are resolved by agreement of the parties or pursuant to Section 11.3.  Upon such resolution, Purchaser (or Seller if an overpayment shall be shown to have been made) shall make appropriate payment within five (5) Business Days.

(c)

If the Adjustment Amount as initially determined by Purchaser is a negative number, then Seller shall pay or cause to be paid to Purchaser such amount, as provided in paragraph (f) of this Section.  Any such payment shall be paid within five days after the date of receipt of the Adjustment Determination by Seller; provided, that if any Objections have been made during the Objection Period, then Seller shall not be required to pay any amounts to Purchaser in respect of Purchaser’s determination of the Adjustment Amount until all Objections have been resolved by agreement of the parties or pursuant to Section 11.3, at which time, within five (5) Business Days following such resolution, (i) Seller shall pay the Adjustment Amount, to the extent it is determined to be negative after giving effect to such resolution of the Objections, or (ii) Purchaser shall pay Seller any amounts determined to be due to Seller after giving effect to the resolution of such Objections.

(d)

Within fifteen (15) days following receipt of the Adjustment Determination (the “Objection Period”), Seller shall inform Purchaser in writing of any objections to the Adjustment Determination (the “Objections”), setting forth written explanations of the Objections and the adjustments that Seller believes should be made.  Following notice of the Objections, Purchaser shall have fifteen (15) days to review and respond in writing to the Objections, setting forth written explanations in those areas where it disagrees with the Objections.  Any disputes remaining at such time shall be resolved in accordance with Section 11.3.

(e)

As used in this Section 1.9, the “Adjustment Amount” (which may be a positive or negative number) shall be equal to (i) the Selected Assets Value minus the Estimated SAV, offset by, or in addition to, as applicable, (ii) the Estimated SLA minus the Selected Liabilities Amount (the combination of (i) and (ii) being referred to hereafter as the “Primary Adjustment Amount,” which, if it be a negative number, shall not be greater than $750,000), further offset by, or in addition to, as applicable, (iii) the amount of interest paid, or that would have been paid, as the case may be, on the Purchaser Promissory Note had the Cash Component at the time of Closing been based on the Selected Assets Value and Selected Liability Amounts instead of the Estimated SAV and Estimated SLA (hereafter the “Interest Adjustment Amount”), and (iv) any other amounts necessary to place the parties in the same position as if the Cash

Component at the time of Closing had been based on the Selected Assets Value and Selected Liability Amounts instead of the Estimated SAV and Estimated SLA.

(f)

A payment under either of paragraph (b) or (c) of this Section shall be made via wire transfer of immediately available funds to an account or accounts designated by Purchaser or Seller, as applicable; provided, however, that in the event a Purchaser Promissory Note, or some portion thereof, remains outstanding at the time a payment under paragraph (b) or (c) of this Section becomes due, then Seller shall surrender such Purchaser Promissory Note to Purchaser for cancellation and replacement with a new promissory note, the principal amount of which shall be the principal outstanding on the Purchaser Promissory Note at the time of surrender by Seller adjusted by the Primary Adjustment Amount (the “Purchaser Replacement Note”), with the Interest Adjustment Amount (i) if owed to Purchaser, being credited against future interest payments on the Purchaser Replacement Note and, if additional amounts remain owing, thereafter being promptly paid to Purchaser by Seller in cash, or (ii) if owed to Seller, being paid by Purchaser to Seller in cash.  In the event the principal amount of the Purchaser Replacement Note would be a negative number, Seller shall surrender the Purchaser Promissory Note to Purchaser for cancellation in its entirety and Seller shall pay to Purchaser via wire transfer of immediately available funds the amount by which the principal amount of the Purchaser Replacement Note would be negative along with all other amounts comprising the Adjustment Amount.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller, jointly and severally, hereby represents and warrants to Purchaser as follows:

2.1

Organization of Seller.  Each of ASPR, ASI and DFI is a corporation duly organized, validly existing and in good standing (including with respect to tax standing) under the Laws of the state of its incorporation, and each has full corporate power and authority to conduct the Business as and to the extent now conducted and collectively to own, use and lease the Assets.

2.2

Authority.  Seller has full corporate power and authority to execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including without limitation to sell and transfer (pursuant to this Agreement) the Assets.  The execution and delivery by Seller of this Agreement and the Operative Agreements to which it is a party, and the performance by Seller of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of Seller, no other corporate action on the part of Seller or its stockholders being necessary.  This Agreement has been duly and validly executed and delivered by Seller and constitutes, and upon the execution and delivery by Seller of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Seller enforceable against Seller in accordance with their terms.

2.3

No Conflicts.  The execution and delivery by Seller of this Agreement do not, and the execution and delivery by Seller of the Operative Agreements to which it is a party, the performance by Seller of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

(a)

conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate or articles, as applicable, of incorporation or by-laws (or other comparable corporate charter documents) of Seller;

(b)

subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Section 2.4 of the Disclosure Schedule, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Seller or any of its Assets and Properties; or

(c)

except as disclosed in Section 2.3 of the Disclosure Schedule, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Seller to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Seller or any of its Assets and Properties under, any Contract or License to which Seller is a party or by which any of its Assets and Properties is bound.

2.4

Governmental Approvals and Filings.  Except as disclosed in Section 2.4 of the Disclosure Schedule, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Seller is required in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

2.5

(Intentionally Omitted).

2.6

SEC Filings; Financial Statements.  (a)   ASPR has filed all forms, reports and documents required to be filed by ASPR with the SEC since January 1, 2005, and has made available to Purchaser such forms, reports and documents in the form filed with the SEC.  All such required forms, reports and documents (including those that ASPR may file subsequent to the date hereof, but prior to the Closing Date) are referred to herein as the "ASPR SEC Reports."  As of their respective dates, the ASPR SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such ASPR SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequently filed ASPR SEC Report.  No event has occurred since January 1, 2006, for which a Form 8-K is required to be filed by ASPR with respect to which a Form 8-K was not filed.

(b)

Attached as Exhibit H of this Agreement are true and complete copies of the following financial statements:

(i)

the balance sheets of the Business as of December 31, 2004 and 2005, and the related statement of operations for each of the fiscal years then ended, which are included in ASPR’s audited financial statements for such years but which were not separately audited and do not constitute audited financial statements of the Business; and

(ii)

the unaudited balance sheet of the Business as of March 31, 2006, and the related unaudited statement of operations for the portion of the fiscal year then ended.

Except as set forth in the notes thereto and as disclosed in Section 2.6 of the Disclosure Schedule, all such financial statements (i) were prepared from the Books and Records of Seller in accordance with GAAP, (ii) fairly present the financial condition and results of operations of the Business as of the respective dates thereof and for the respective periods covered thereby, and (iii) were compiled from Business Books and Records regularly maintained by management and used to prepare the financial statements of Seller in accordance with the principles stated therein.  Seller has maintained the Business Books and Records in a manner sufficient to permit the preparation of financial statements in accordance with GAAP, the Business Books and Records fairly reflect, in all material respects, the income, expenses, assets and liabilities of the Business and the Business Books and Records provided a fair and accurate basis for the preparation of the Financial Statements delivered to Purchaser in accordance with this Section.

2.7

Absence of Changes.  Except for the execution and delivery of this Agreement and the transactions to take place pursuant hereto on or prior to the Closing Date, and except as disclosed in ASPR’s SEC Reports as of the date hereof, since the Quarterly Financial Statement Date there has not been any Material Adverse Change with respect to the Business.  Without limiting the foregoing, except as disclosed in Section 2.7 of the Disclosure Schedule, there has not occurred, between the Quarterly Financial Statement Date and the date hereof, any of the following:

(i)   (x) any increase in the salary, wages or other compensation of any Employee; (y) any establishment or modification of (A) targets, goals, pools or similar provisions in respect of any fiscal year under any Benefit Plan or any employment-related Contract or other compensation arrangement with or for Employees or (B) salary ranges, increase guidelines or similar provisions in respect of any Benefit Plan or any employment-related Contract or other compensation arrangement with or for Employees; or (z) any adoption, entering into or becoming bound by any Benefit Plan, employment-related Contract or collective bargaining agreement, or amendment, modification or termination (partial or complete) of any Benefit Plan, employment-related Contract or collective bargaining agreement, except to the extent required by applicable Law and, in the event compliance with legal requirements presented options, only to the extent the option which Seller reasonably believed to be the least costly was chosen;

(ii)   (A) incurrences by Seller of Indebtedness with respect to the conduct of the Business in an aggregate principal amount exceeding $40,000 (net of any amounts discharged during such period), or (B) any voluntary purchase, cancellation, prepayment or complete or partial discharge in advance of a scheduled payment date with respect to, or waiver of any right of Seller under, any Indebtedness of or owing to Seller with respect to the conduct of the Business;

(iii)

any physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the plant, real or personal property or equipment of Seller used in the conduct of the Business in an aggregate amount exceeding $30,000;

(iv)

any material change in (A) any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of the Business or (B) any method of calculating any bad debt, contingency or other reserve of the Business for accounting, financial reporting or Tax purposes;

(v)   (A) any acquisition or disposition of any Assets and Properties used or held for use in the conduct of the Business, other than Inventory in the ordinary course of business consistent with past practice and other acquisitions or dispositions not exceeding in either case $40,000 in the aggregate; or (B) any creation or incurrence of a Lien, other than a Permitted Lien, on any Assets and Properties used or held in the conduct of the Business;

(vi)

any entering into, amendment, modification, termination (partial or complete) or granting of a waiver under or giving any consent with respect to (A) any Contract which is required (or had it been in effect on the date hereof would have been required) to be disclosed in the Disclosure Schedule pursuant to Section 2.16(a) or (B) any License disclosed in Section 1.1(a)(ix) of the Disclosure Schedule;

(vii)

capital expenditures or commitments for additions to property, plant or equipment used or held for use in the conduct of the Business constituting capital assets in an aggregate amount exceeding $30,000;

(viii)

any entering into of a Contract to do or engage in any of the foregoing after the date hereof; or

(ix)

any other transaction involving or development affecting the Business or the Assets outside the ordinary course of business consistent with past practice.

2.8

No Undisclosed Liabilities.  Except as reflected or reserved against in the balance sheet included in the Quarterly Financial Statements or in the notes thereto or as disclosed in Section 2.8 of the Disclosure Schedule or any other Section of the Disclosure Schedule, there are no Liabilities against, relating to or affecting the Business or any of the Assets, other than Liabilities incurred in the ordinary course of business consistent with past practice which in the aggregate are not material to the Business.

2.9

Taxes.  (a)

Except as disclosed in Section 2.9 of the Disclosure Schedule, Seller has filed all Tax Returns that it was required to file (Tax Returns, the filing date of which has been validly extended shall not be considered due until the expiration of such extension), which Tax Returns were correct and complete in all material respects, copies of which have been delivered to Purchaser, (ii) all Taxes owed by Seller (whether or not shown on any Tax Return) have been paid and (iii) no claim has ever been made by an authority in a jurisdiction where Seller does not file Tax Returns that Seller is or may be subject to taxation by that jurisdiction.  There are no Liens on any of the assets of Seller that arose in connection with any failure (or alleged failure) to pay any Tax, and to the Knowledge of Seller, no basis exists for the imposition of any such Liens. Seller does not expect any authority to assess any additional Taxes with respect to Seller or the Business for any period for which Tax Returns have been filed.  There is no dispute or claim concerning any Tax Liability of Seller relating to the Business.  Seller has delivered to Purchaser true, correct and complete copies of all income Tax Returns filed, examination reports and statements of deficiencies assessed against or agreed to by, Seller relating to the Business.  There is no outstanding audit or examination concerning any Tax Liability of Seller relating to the Business.

(b)       Seller has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other Person.

(c)       Seller has not waived or extended any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(d)

Seller is satisfied as to, and has relied solely upon its tax advisors with respect to, the incidents of taxation which will or may result from the transactions contemplated by this Agreement.

2.10

Legal Proceedings.  Except as disclosed in ASPR’s filings with the Securities and Exchange Commission as of the date hereof or in Section 2.10 of the Disclosure Schedule (with paragraph references corresponding to those set forth below):

(a)

there are no Actions or Proceedings pending or, to the Knowledge of Seller, threatened against, relating to or affecting Seller with respect to the Business or any of its Assets and Properties which (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or otherwise result in a Material Adverse Effect with respect to the Business, or (ii) if determined adversely to Seller, could reasonably be expected to result in (x) any injunction or other equitable relief that would interfere in any material respect with the Business or (y) Losses by Seller, individually or in the aggregate with Losses in respect of other such Actions or Proceedings, exceeding $500,000;

(b)

there are no Orders outstanding against Seller with respect to the Business.

Prior to the execution of this Agreement, Seller has delivered to Purchaser all responses of counsel to auditors’ requests for information delivered in connection with Seller’s most recently prepared audited financial statements (together with any updates provided by such counsel) regarding Actions or Proceedings pending or threatened against, relating to or affecting the Business.

2.11

Compliance With Laws and Orders.  Except as disclosed in Section 2.11 of the Disclosure Schedule, Seller is not, nor has it at any time within the last five (5) years been, nor has it received any notice that it is or has at any time within the last five (5) years been, in violation of or in default under, in any material respect, any Law or Order applicable to the Business or the Assets.

2.12     Employee Benefit Plans.  (a)

  Section 2.12(a) of the Disclosure Schedule contains a complete and accurate list of each material plan, program, policy, practice, contract, agreement or other arrangement providing for employment, compensation, retirement, deferred compensation, loans, severance, separation, relocation, repatriation, expatriation, visas, work permits, termination pay, performance awards, bonus, incentive, stock option, stock purchase, stock bonus, phantom stock, stock appreciation right, supplemental retirement, fringe benefits, cafeteria benefits, or other benefits, whether written or unwritten, including, without limitation, each “employee benefit plan” within the meaning of Section 3(3) of the ERISA which is sponsored, maintained, contributed to, or required to be contributed to by Seller, any subsidiary of Seller or any ERISA Affiliate, for the benefit of any Employee currently employed in the Business or with respect to which Seller, any subsidiary, or ERISA Affiliate has or may have any liability (including, without limitation, contingent liability) or obligation related to the Business (collectively, the “Seller Employee Plans”).  Seller has no Seller Employee Plan for the benefit of any Employee currently employed in the Business outside the United States (“Seller International Employee Plans”).

(b)

Documents.  Seller has made available to Purchaser true and complete copies of documents embodying each of the Seller Employee Plans.

(c)

Compliance.  Each Seller Employee Plan has been administered in accordance with its terms and in compliance with the requirements prescribed by any and all statutes, rules and regulations (including ERISA and the Code), except as would not reasonably be expected to have, in the aggregate, a Material Adverse Effect on the Business, and Seller and each subsidiary or ERISA Affiliate have performed all material obligations required to be performed by them under, are not in material respect in default under or violation of, and have no Knowledge of any material default or violation by any other party to, any of the Seller Employee Plans that would reasonably be expected to have a Material Adverse Effect on the Business.

(d)

No Title IV or Multiemployer Plan.  None of Seller, any subsidiary or any ERISA Affiliate has ever maintained, established, sponsored, participated in, contributed to, or is obligated to contribute to, or otherwise incurred any obligation or liability (including, without limitation, any contingent liability) under any “multiemployer plan” (as defined in Section 3(37) of ERISA) or to any “pension plan” (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA or Section 412 of the Code.  None of Seller, any subsidiary or any ERISA Affiliate has any actual or potential withdrawal liability (including, without limitation, any contingent liability) for any complete or partial withdrawal (as defined in Sections 4203 and 4205 of ERISA) from any multiemployer plan.

(e)

COBRA.  With respect to each Seller Employee Plan, Seller has complied with the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) and the regulations thereunder or any state law governing health care coverage extension or continuation.  Seller has no material unsatisfied obligations to any Employees or qualified beneficiaries pursuant to COBRA, HIPAA, or any state law governing health care coverage extension or continuation that would reasonably be expected to have a Material Adverse Effect on the Business.

2.13

(Intentionally Omitted).

2.14

Tangible Personal Property.  Seller is in possession of and has good title to, or has valid leasehold interests in or valid rights under Contract to use, all the Tangible Personal Property, which includes all tangible personal property reflected on the balance sheet included in the Quarterly Financial Statements and tangible personal property acquired since the Quarterly Financial Statement Date other than tangible personal property disposed of since such date in the ordinary course of business consistent with past practice.  All the Tangible Personal Property is free and clear of all Liens, other than Permitted Liens and Liens disclosed in Section 2.14(a) of the Disclosure Schedule, and is in good working order and condition, ordinary wear and tear excepted, and its use complies in all material respects with all applicable Laws.

2.15

Intellectual Property Rights.  Seller has interests in or uses only the Intellectual Property disclosed in Section 1.1(a)(vii) of the Disclosure Schedule in connection with the conduct of the Business, as to each of which Seller has either (x) all right, title and interest, or (y) valid and binding rights under Contract to use such Intellectual Property in the manner used by Seller in the conduct of the Business.  No other Intellectual Property is used or necessary in the conduct of the Business.  Except as disclosed in Section 2.15 of the Disclosure Schedule, (i) Seller has the right to use the Intellectual Property disclosed in Section 1.1(a)(viii) of the Disclosure Schedule as disclosed therein (subject to any geographic limitations described therein), (ii) all registrations with and applications to Governmental or Regulatory Authorities in respect of Intellectual Property owned by Seller to the extent registered are valid and in full force and effect and are not subject to the payment of any Taxes or maintenance fees or the taking of any other actions by Seller to maintain their validity or effectiveness, (iii) there are no restrictions on the direct or indirect transfer of any Contract, or any interest therein, held by Seller in respect of such Intellectual Property, (iv) Seller has taken reasonable security measures to protect the secrecy, confidentiality and value of its trade secrets in respect of the Business, (v) Seller is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any Contract to use such Intellectual Property and (vi) to the Knowledge of Seller, no such Intellectual Property is being infringed by any other Person.  Seller has not received notice that Seller is infringing any Intellectual Property of any other Person in connection with the conduct of the Business, no claim is pending or, to the Knowledge of Seller, has been made to such effect that has not been resolved and, to the Knowledge of Seller, Seller is not infringing any Intellectual Property of any other Person in connection with the conduct of the Business.

2.16

Contracts.  (12) Section 2.16(a) of the Disclosure Schedule (with paragraph references corresponding to those set forth below) contains a true and complete list of each of the following Contracts or other arrangements (true and complete copies or, if none, reasonably complete and accurate written descriptions of which, together with all amendments and supplements thereto and all waivers of any terms thereof, have been delivered to Purchaser prior to the execution of this Agreement) to which Seller is a party or by which any of the Assets is bound:

(i)   (A) all Contracts (excluding Benefit Plans) providing for a commitment of employment or consultation services for a specified or unspecified term to, or otherwise relating to employment or the termination of employment of, any Employee, the name, position and rate of compensation of each Employee party to such a Contract and the expiration date of each such Contract; and (B) any written or unwritten representations, commitments, promises, communications or courses of conduct (excluding Benefit Plans and any such Contracts referred to in clause (A)) involving an obligation of Seller to make payments in any year, other than with respect to salary or incentive compensation payments in the ordinary course of business, to any Employee exceeding $10,000 or any group of Employees exceeding $20,000 in the aggregate;

(ii)

all Contracts with any Person containing any provision or covenant prohibiting or limiting the ability of Seller to engage in any business activity or compete with any Person in connection with the Business or, except as provided in Section 4.11, prohibiting or limiting the ability of any Person to compete with Seller in connection with the Business;

(iii)

all partnership, joint venture, shareholders, or other similar Contracts with any Person in connection with the Business;

(iv)

all Contracts with distributors, dealers, manufacturer’s representatives, sales agencies or franchises with whom Seller deals in connection with the Business;

(v)

all Contracts relating to the future disposition or acquisition of any Assets, other than dispositions or acquisitions of Inventory in the ordinary course of business consistent with past practice;

(vi)

all collective bargaining or similar labor Contracts covering any Employee; and

(vii)

all other Contracts (other than Benefit Plans, the real property leases and insurance policies listed in Section 2.18 of the Disclosure Schedule) with respect to the Business that (A) involve the payment or potential payment, pursuant to the terms of any such Contract, by or to Seller of more than $10,000 annually and (B) cannot be terminated within thirty (30) days after giving notice of termination without resulting in any material cost or penalty to Seller.

(b)

Each Contract required to be disclosed in Section 2.16(a) of the Disclosure Schedule, and which is to be assigned to and assumed by Purchaser, is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms; and except as disclosed in Section 2.16(b) of the Disclosure Schedule neither Seller nor, to the

Knowledge of Seller, any other party to such Contract is, or has received notice that it is, in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Contract) in any material respect.

(c)

Except as disclosed in Section 2.16(c) of the Disclosure Schedule, (i) the execution, delivery and performance by Seller of this Agreement and the Operative Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not (A) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, or result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, any Contract to be assigned to and assumed by Purchaser, or (B) result in the creation or imposition of any Lien upon Seller or any of its Assets and Properties under any Business Contract, and (ii) Seller is not a party to or bound by any Business Contract that has had, or could reasonably be expected to have, individually or in the aggregate with any other Business Contracts, a Material Adverse Effect with respect to the Business.

2.17

Licenses.  Section 1.1(a)(ix) of the Disclosure Schedule contains a true and complete list of all material Licenses used or held for use in the Business (and all pending applications for any such Licenses), setting forth the grantor, the grantee, the function and the expiration and renewal date of each.  Prior to the execution of this Agreement, Seller has delivered to Purchaser true and complete copies of all such Licenses.  Except as disclosed in Section 2.17 of the Disclosure Schedule:

(i)

Seller owns or validly holds all Licenses that are material, individually or in the aggregate, to the Business;

(ii)

each Business License is valid, binding and in full force and effect;

(iii)

Seller is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any Business License; and

(iv)

the execution, delivery and performance by Seller of this Agreement and the Operative Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not (A) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (B) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (C) result in the creation or imposition of any Lien upon Seller or any of its Assets and Properties under, any Business License.

2.18

Insurance.  Section 2.18 of the Disclosure Schedule contains a true and complete list (including the names and addresses of the insurers, the names of the Persons to whom such Policies have been issued, the expiration dates thereof, the annual premiums and payment terms thereof, whether it is a “claims made” or an “occurrence” policy and a brief description of the interests insured thereby) of all liability (other than officers’ and directors’ liability or errors and omissions coverage as to which no representation is made), property, workers’ compensation and other insurance policies currently in effect that insure the Business, the Employees or the Assets.  Each such insurance policy is valid and binding and in full force and effect, no premiums due thereunder have not been paid and Seller has not received any notice of cancellation or termination in respect of any such policy or is in default thereunder.  Such insurance policies are, in light of the nature of the Business and the Assets, in amounts and have coverages that are deemed by Seller to be adequate for Persons engaged in such business and having such Assets and Properties.  Neither the Seller nor the Person to whom such policy has been issued has received notice that any insurer under any policy referred to in this Section is denying liability with respect to a claim thereunder or defending under a reservation of rights clause.

2.19

Affiliate Transactions.  Except as disclosed in Section 2.19(a) of the Disclosure Schedule, (i) no officer, director, Affiliate or Associate of Seller provides or causes to be provided any assets, services or facilities used or held for use in connection with the Business, and (ii) the Business does not provide or cause to be provided any assets, services or facilities to any such officer, director, Affiliate or Associate.  Except as disclosed in Section 2.19(b) of the Disclosure Schedule, each of the transactions listed in Section 2.19(a) of the Disclosure Schedule is engaged in on an arm’s-length basis.

2.20

Employees; Labor Relations.  (13) Section 2.20 of the Disclosure Schedule contains a list of the name of each Employee at the date hereof, together with such Employee’s position or function, annual base salary or wages and any incentive or bonus arrangement with respect to such Employee in effect on such date.  Seller has not received any information that would lead it to believe that any such Employee will or may cease to be an Employee, or will refuse offers of employment from Purchaser, because of the consummation of the transactions contemplated by this Agreement.

(14)

Except as disclosed in Section 2.20 of the Disclosure Schedule, (i) no Employee is presently a member of a collective bargaining unit and, to the Knowledge of Seller, there are no threatened or contemplated attempts to organize for collective bargaining purposes any of the Employees, and (ii) no unfair labor practice complaint or sex, age, race or other discrimination claim has been brought during the last five (5) years against Seller with respect to the conduct of the Business before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental or Regulatory Authority.  Seller has complied in all material respects with all applicable Laws relating to the employment of labor, including, without limitation those relating to wages, hours and collective bargaining.

2.21

Environmental Matters.  Seller has obtained all Licenses which are required under applicable Environmental Laws in connection with the conduct of the Business or the Assets.  Each of such Licenses is in full force and effect.  Seller has conducted the Business in compliance in all material respects with the terms and conditions of all such Licenses and with any applicable Environmental Law.  In addition, except as set forth in Section 2.21 of the Disclosure Schedule (with paragraph references corresponding to those set forth below):

(a)

No Order has been issued, no Environmental Claim has been filed, no penalty has been assessed and no investigation or review is pending or, to the Knowledge of Seller, threatened by any Governmental or Regulatory Authority with respect to any alleged failure by Seller to have any License required under applicable Environmental Laws in connection with the conduct of the Business or with respect to any generation, treatment, storage, recycling, transportation, discharge, disposal or Release of any Hazardous Material in connection with the Business, and to the Knowledge of Seller there are no facts or circumstances in existence which could reasonably be expected to form the basis for any such Order, Environmental Claim, penalty or investigation.

(b)

There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of, Seller in relation to any site or facility now or previously owned, operated or leased by Seller on any of the Real Property which have not been delivered to Purchaser prior to the execution of this Agreement.

2.22

Substantial Customers and Suppliers.  Section 2.22(a) of the Disclosure Schedule lists the twenty (20) largest customers of the Business, on the basis of revenues for goods sold or services provided for the most recently-completed fiscal year.  Section 2.22(b) of the Disclosure Schedule lists the ten (10) largest suppliers of the Business, on the basis of cost of goods or services purchased for the most recently-completed fiscal year.  Except as disclosed in Section 2.22(c) of the Disclosure Schedule, no such customer or supplier has ceased or materially reduced its purchases from, use of the services of, sales to or provision of services to the Business since the Quarterly Financial Statement Date, or to the Knowledge of Seller, has threatened to cease or materially reduce such purchases, use, sales or provision of services after the date hereof.  Except as disclosed in Section 2.22(d) of the Disclosure Schedule, to the Knowledge of Seller, no such customer or supplier is threatened with bankruptcy or insolvency.

2.23

Accounts Receivable.  Except as set forth in Section 2.23 of the Disclosure Schedule, the Accounts Receivable (i) arose from bona fide sales transactions in the ordinary course of business and are payable on ordinary trade terms, (ii) are legal, valid and binding obligations of the respective debtors enforceable in accordance with their terms, (iii) are not subject to any valid set-off or counterclaim, (iv) do not represent obligations for goods sold on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return arrangement, (v) are, to the Knowledge of Seller, collectible in the ordinary course of business consistent with past practice in the aggregate recorded amounts thereof, net of any applicable reserve reflected in the balance sheet included in the Quarterly Financial Statements, and (vi) are not the subject of any Actions or Proceedings brought by or on behalf of Seller.  Section 2.23 of the Disclosure Schedule sets forth a description of any security arrangements and collateral securing the repayment or other satisfaction of the Accounts Receivable (the “Security Agreements”).  All steps necessary to render all such security arrangements legal, valid, binding and enforceable, and to give and maintain for Seller a perfected security interest in the related collateral, have been taken.

2.24

Inventory.  All the Inventory consists of a quality and quantity usable and salable in the ordinary course of business consistent with past practice, subject to normal and customary allowances in the industry for spoilage, damage and outdated items.  All items included in the Inventory are the property of Seller, free and clear of any Lien other than Permitted Liens or as otherwise disclosed in Section 2.24 of the Disclosure Schedule, have not been pledged as collateral, are not held by Seller on consignment from others and conform in all material respects to all standards applicable to such inventory or its use or sale imposed by Governmental or Regulatory Authorities.

2.25

(Intentionally Omitted).

2.26

No Guarantees.  Except as provided in Section 2.26 of the Disclosure Schedule, none of the Liabilities of the Business or of Seller incurred in connection with the conduct of the Business is guaranteed by or subject to a similar contingent obligation of any other Person, nor has Seller guaranteed or become subject to a similar contingent obligation in respect of the Liabilities of any customer, supplier or other Person to whom Seller sells goods or provides services in the conduct of the Business or with whom Seller otherwise has significant business relationships in the conduct of the Business.

2.27

Entire Business.  The sale of the Assets by Seller to Purchaser pursuant to this Agreement will effectively convey to Purchaser the entire Business and all of the tangible and intangible property used by Seller (whether owned, leased or held under license by Seller, by any of Seller’s Affiliates or Associates or by others) in connection with the conduct of the Business as heretofore conducted by Seller (except for the Excluded Assets).  Except as disclosed in Section 2.27 of the Disclosure Schedule, there are no shared facilities or services which are used in connection with any business or other operations of Seller or any of Seller’s Affiliates or Associates other than the Business.

2.28

Brokers.  All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Seller directly with Purchaser without the intervention of any Person on behalf of Seller in such manner as to give rise to any valid claim by any Person against Purchaser for a finder’s fee, brokerage commission or similar payment.

2.29

Disclosure.  The representations and warranties contained in this Agreement, and the statements contained in the Disclosure Schedule and in any certificate, list or other writing furnished to Purchaser pursuant to any provision of this Agreement (including without limitation the Financial Statements), do not contain any untrue statement of a material fact or omit a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading, and all such statements, taken together, include all material facts relating to the condition of the Business.

2.30

Purchase for Investment; Exempt Transaction; Independent Evaluation; Restricted Stock. Seller is acquiring the shares to be issued as the Stock Component of the Purchase Price (the “Shares”) for investment purposes only, for its own account and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other securities laws of any jurisdiction.  Seller understands and acknowledges that it is purchasing the Shares in a transaction exempt from the registration requirements of Section 5 under the Securities Act. By reason of its business or financial experience, Seller has the capacity to protect its interests in connection with the transactions contemplated by this Agreement and has conducted an independent investigation, analysis and evaluation of Purchaser and its properties, assets, business and financial condition.  Seller acknowledges and understands that the Shares, when issued, will bear a restrictive legend substantially as follows: “The Common Stock which is represented by this Certificate has not been registered under the Securities Act of 1933, as amended (the "Act”).  These securities have been acquired for investment purposes only and not with a view to distribution or resale, and may not be sold, transferred, made subject to a security interest, pledged, hypothecated or otherwise disposed of unless and until registered under the Act, or on an opinion of counsel addressed to the Company indicating that registration is not required under such Act.

2.31

Products and Services.  There are no claims existing or, to the Knowledge of the Seller, threatened under or pursuant to any warranty, whether express or implied, on products or services sold in connection with Seller’s conduct of the Business other than warranty claims arising in the ordinary course of business, the effect of which is not reasonably likely to have a Material Adverse Effect on the Business.  There are no claims existing and, to Seller’s Knowledge, there is no basis for any claim against Seller for injury to persons, animals or property as a result of the sale, distribution or manufacture of any product or performance of any service in connection with Seller’s conduct of the Business, including, but not limited to, claims arising out of the defective or unsafe nature of its products or services.

2.32

Absence of Certain Business Practices.  To the Knowledge of Seller, neither Seller nor any Affiliate or agent of Seller, or any other person acting on behalf of or associated with the Seller, acting alone or together, has (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer or supplier, or any employee or agent of any customer or supplier, as it relates to Seller’s conduct of the Business; or (b) directly or indirectly given or agreed to give any money, gift, or similar benefit to any customer, supplier, employee or agent of any customer or supplier, any official or employee of any Governmental Authority (domestic or foreign), or any political party or candidate for office (domestic or foreign), or other person who was, is, or may be in a position to help or hinder the conduct of the Business (or assist Seller in connection with any actual or proposed transaction), in each case which (i) may subject Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, would have had a Material Adverse Effect on the Business, or (iii) if not continued in the future, may reasonably be expected to adversely affect the assets, business, operations, or prospects of the Business.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller as follows:

3.1

Organization.  Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware.  Purchaser has full corporate power and authority to enter into this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

3.2

Authority.  The execution and delivery by Purchaser of this Agreement and the Operative Agreements to which it is a party, and the performance by Purchaser of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of Purchaser, no other corporate action on the part of Purchaser or its stockholders being necessary.  This Agreement has been duly and validly executed and delivered by Purchaser and constitutes, and upon the execution and delivery by Purchaser of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms.

3.3

No Conflicts.  The execution and delivery by Purchaser of this Agreement do not, and the execution and delivery by Purchaser of the Operative Agreements to which it is a party, the performance by Purchaser of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

(a)

conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws (or other comparable corporate charter document) of Purchaser;

(b)

subject to obtaining the consents, approvals and actions, making the filings and giving the notices disclosed in Schedule 3.4 hereto, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties; or

(c)

except as disclosed in Schedule 3.3 hereto, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Purchaser or any of its Assets or Properties under, any Contract or License to which Purchaser is a party or by which any of its Assets and Properties is bound.

3.4

Governmental Approvals and Filings.  Except as disclosed in Schedule 3.4 hereto, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby.

3.5       Purchaser Capitalization.  The authorized capital stock of Purchaser as of March 31, 2006 consists of 40,000,000 shares of common stock, par value $0.001 per share, of which there were 19,267,790 shares issued and outstanding; and 2,000,000 shares of Preferred Stock, par value $0.001 per share, of which 1,787,500 shares are designated Series A Preferred Stock, 1,205,00 of which were issued and outstanding  0 shares are designated Series B Preferred Stock, 0 of which were issued and outstanding .  All outstanding shares of Purchaser Common Stock and Preferred Stock are duly authorized, validly issued, fully paid and nonassessable.  As of March 31, 2006, there were outstanding (i) options to purchase an aggregate of 481,350 shares of Purchaser Common Stock, (ii) warrants to purchase 2,305,000 shares of Purchaser Common Stock, and (iii)  Notes convertible into 350,000 shares of Purchaser Common Stock  All shares of Purchaser Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable.

3.6       SEC Filings; Financial Statements.

(a) Purchaser has filed all forms, reports and documents required to be filed by Purchaser with the SEC since January 1, 2006, and has made available to Seller such forms, reports and documents in the form filed with the SEC.  All such required forms, reports and documents (including those that Purchaser may file subsequent to the date hereof, but prior to the Closing Date) are referred to herein as the "Purchaser SEC Reports."  As of their respective dates, the Purchaser SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Purchaser SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequently filed Purchaser  SEC Report.  No event has occurred since January 1, 2006, for which a Form 8-K is required to be filed with respect to which a Form 8-K was not filed.

(b) Each of the audited consolidated financial statements (including, in each case, any related notes thereto) contained in the Purchaser SEC Reports (the "Purchaser Financials"), (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 1O-Q, 8-K or any successor form under the Exchange Act) and (iii) fairly presented in all material respects the consolidated financial position of Purchaser and its subsidiaries as at the respective dates thereof and the consolidated results of Purchaser’s operations, changes in stockholders’ equity and cash flows for the periods indicated, except that the unaudited financial statements are subject to normal and recurring year-end adjustments.  The unaudited balance sheet of Purchaser contained in Purchaser SEC Reports as of March 31, 2006 is hereinafter referred to as the "Purchaser Balance Sheet."  Except as disclosed in the Purchaser Financials or in Section 3.6(b) of the Disclosure Schedule, since March 31, 2006 neither Purchaser nor any of its subsidiaries has any liabilities required under GAAP to be set forth on a balance sheet (absolute, accrued, contingent or otherwise) which are, individually or in the aggregate, material to the business, results of operations or financial condition of Purchaser and its subsidiaries taken as a whole, except for liabilities incurred in connection with this Agreement.

3.7       Absence of Certain Changes.  Except as set forth in the Purchaser SEC Reports or disclosed in Section 3.7 of the Disclosure Schedule, since the Purchaser Balance Sheet Date, Purchaser has operated its business in the ordinary course consistent with past practice and there has not occurred: (a) any change, event or condition (whether or not covered by insurance) that has resulted in a Material Adverse Change in Purchaser; (b) amendment or change in the Certificate of Incorporation or Bylaws of Purchaser; (c) any material change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by Purchaser or any material revaluation by Purchaser of any of its material assets; or

(d) any declaration, setting aside, or payment of a dividend on or the making of any other distribution in respect of the capital stock of Purchaser, or any split, combination or recapitalization of the capital stock of Purchaser or any direct or indirect redemption, purchase or other acquisition of any capital stock of Purchaser or any change in any rights, preferences, privileges or restrictions of any outstanding security of Purchaser.

3.8       Legal Proceedings.  Except as disclosed in Purchaser’s filings with the Securities and Exchange Commission as of the date hereof or in Section 3.8 of the Disclosure Schedule (with paragraph references corresponding to those set forth below):

(a)

there are no Actions or Proceedings pending or, to the Knowledge of Purchaser, threatened against, relating to or affecting Purchaser or any of its assets and properties which (i) could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or otherwise result in a Material Adverse Effect on Purchaser, or (ii) if determined adversely to Purchaser, could reasonably be expected to result in (x) any injunction or other equitable relief that would interfere in any material respect with the Business or (y) Losses by Seller, individually or in the aggregate with Losses in respect of other such Actions or Proceedings, exceeding $500,000;

(b)

there are no Orders outstanding against Purchaser with respect to the Business.

3.9

Taxes.  (a)

Except as disclosed in Section 3.9 of the Disclosure Schedule, Purchaser has filed all Tax Returns that it was required to file (Tax Returns, the filing date of which has been validly extended shall not be considered due until the expiration of such extension), which Tax Returns were correct and complete in all material respects, copies of which have been made available to Seller, (ii) all Taxes owed by Purchaser (whether or not shown on any Tax Return) have been paid and (iii) no claim has ever been made by an authority in a jurisdiction where Purchaser does not file Tax Returns that Purchaser is or may be subject to taxation by that jurisdiction.  There are no Liens on any of the assets of Purchaser that arose in connection with any failure (or alleged failure) to pay any Tax, and to the Knowledge of Purchaser, no basis exists for the imposition of any such Liens, except in either case where the imposition of such Lien would not have a Material Adverse Effect on Purchaser. Purchaser does not expect any authority to assess any additional Taxes with respect to Purchaser for any period for which Tax Returns have been filed where such assessment would reasonably be expected to have a Material Adverse Effect on Purchaser.  There is no dispute or claim concerning any Tax Liability of Purchaser.  There is no outstanding audit or examination concerning any Tax Liability of Purchaser.

(a)       Purchaser has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other Person, except where the failure to withhold and pay such Taxes would not reasonably be expected to result in a Material Adverse Effect on Purchaser.

(b)       Purchaser has not waived or extended any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(d)

Purchaser is satisfied as to, and has relied solely upon its tax advisors with respect to, the incidents of taxation which will or may result from the transactions contemplated by this Agreement.

3.10      Intellectual Property Rights.  Purchaser has all right, title and interest in, or valid and binding rights under Contract to use, all Intellectual Property material to its business as presently conducted (“Purchaser Intellectual Property”), or Purchaser reasonably believes the ability to acquire such rights is available to Purchaser on commercially reasonable terms.  Except as disclosed in Section 3.10 of the Disclosure Schedule, (i) Purchaser has taken reasonable security measures to protect the secrecy, confidentiality and value of its trade secrets, (ii) Purchaser is not, nor has it received any notice that it is, in default (or with the giving of notice or lapse of time or both, would be in default) under any Contract to use Purchaser Intellectual Property, except where such default would not reasonably be expected to result in a Material Adverse Effect on Purchaser, and (iii) to the Knowledge of Purchaser, no Purchaser Intellectual Property is being infringed by any other Person where such infringement would reasonably be expected to result in a Material Adverse Effect on Purchaser.  Purchaser has not received notice that it is infringing any Intellectual Property of any other Person in connection with the conduct of it business, no claim is pending or, to the Knowledge of Purchaser, has been made to such effect that has not been resolved, and Purchaser is not, to its Knowledge, infringing any Intellectual Property of any other Person in connection with the conduct of Purchaser’s business, where, in respect of any foregoing circumstances, such infringement would reasonably be expected to result in a Material Adverse Effect on Purchaser.

3.11      Material Contracts.  Each Contract to which Purchaser is a party and the absence or termination of which would result in a Material Adverse Effect on, or a Material Adverse Change to, Purchaser, is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms; and except as disclosed in Section 3.11(a) of the Disclosure Schedule neither Purchaser nor, to the Knowledge of Purchaser, any other party to such Contract is, or has received notice that it is, in violation or breach of or default under any such Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Contract) in any material respect.

3.12       Brokers.  All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser directly with Seller without the intervention of any Person on behalf of Purchaser in such manner as to give rise to any valid claim by any Person against Seller for a finder’s fee, brokerage commission or similar payment.

3.13

Products and Services.  There are no claims existing or, to the Knowledge of the Purchaser, threatened under or pursuant to any warranty, whether express or implied, on products or services sold in connection with Purchaser’s conduct of its business other than warranty claims arising in the ordinary course of business, the effect of which is not reasonably likely to have a Material Adverse Effect on its business.  There are no claims existing and, to Purchaser’s Knowledge, there is no basis for any claim against Purchaser for injury to persons, animals or property as a result of the sale, distribution or manufacture of any product or performance of any service in connection with Purchaser’s conduct of its business, including, but not limited to, claims arising out of the defective or unsafe nature of its products or services.

ARTICLE 4
COVENANTS OF SELLER

Seller covenants and agrees with Purchaser that, at all times from and after the date hereof until the Closing and, with respect to any covenant or agreement by its terms to be performed in whole or in part after the Closing, for the period specified herein or, if no period is specified herein, indefinitely, Seller will comply with all covenants and provisions of this Article 4, except to the extent Purchaser may otherwise consent in writing.

4.1

Regulatory and Other Approvals.  Seller will (a) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith, to, as promptly as practicable, obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Seller to consummate the transactions contemplated hereby and by the Operative Agreements, including without limitation those described in Sections 2.3 and 2.4 of the Disclosure Schedule, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as Purchaser or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) cooperate with Purchaser as promptly as practicable in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other Persons required of Purchaser to consummate the transactions contemplated hereby and by the Operative Agreements.  Seller will provide prompt notification to Purchaser when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Purchaser of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement or any of the Operative Agreements.

4.2

(Intentionally Omitted)

4.3     Investigation by Purchaser.  Seller will (a) provide Purchaser and any Person who is considering providing financing to Purchaser to finance all or any portion of the Purchase Price and their respective officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (collectively, “Representatives”) with full access, upon reasonable prior notice and during normal business hours, to the Employees and such other officers, employees and agents of Seller who have any responsibility for the conduct of the Business, to Seller’s accountants and to the Assets, and (b) furnish Purchaser and such other Persons with all such information and data (including without limitation copies of Business Contracts, Business Licenses, Benefit Plans and other Business Books and Records) concerning the Business, the Assets and the Assumed Liabilities as Purchaser or any of such other Persons reasonably may request in connection with such investigation, all of which disclosure shall be subject to a non-disclosure agreement.

4.4

No Solicitations.  Seller will not take, nor will it permit any Affiliate of Seller (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Seller or any such Affiliate) to take, directly or indirectly, any action to solicit, encourage, receive, negotiate, assist or otherwise facilitate (including by furnishing confidential information with respect to the Business or permitting access to the Assets and Properties and Books and Records of Seller) any offer or inquiry from any Person concerning the direct or indirect acquisition of the Business by any Person other than Purchaser or its Affiliates.  If Seller or any such Affiliate (or any such Person acting for or on their behalf) receives from any Person any offer, inquiry or informational request referred to above, Seller will promptly advise such Person, by written notice, of the terms of this Section 4.4 and will promptly, orally and in writing, advise Purchaser of such offer, inquiry or request and deliver a copy of such notice to Purchaser.

4.5

Conduct of Business.  Seller will operate the Business only in the ordinary course consistent with past practice.  Without limiting the generality of the foregoing, Seller will:

(a)

use commercially reasonable efforts to (i) preserve intact the present business organization and reputation of the Business, (ii) keep available (subject to dismissals and retirements in the ordinary course of business consistent with past practice) the services of the Employees, (iii) maintain the Assets in good working order and condition, ordinary wear and tear excepted, (iv) maintain the good will of customers, suppliers, lenders and other Persons to whom Seller sells goods or provides services or with whom Seller otherwise has significant business relationships in connection with the Business and (v) continue all current sales, marketing and promotional activities relating to the Business;

(b)

except to the extent required by applicable Law, (i) cause the Business Books and Records to be maintained in the usual, regular and ordinary manner, and (ii) not permit any material change in any pricing, investment, accounting, financial reporting, inventory, credit, allowance or Tax practice or policy of Seller that would adversely affect the Business, the Assets or the Assumed Liabilities;

(c)

use commercially reasonable efforts to maintain in full force and effect until the Closing substantially the same levels of coverage as the insurance afforded under the Contracts listed in Section 2.18 of the Disclosure Schedule; and

(d)

comply, in all material respects, with all laws and Orders applicable to the Business and promptly following receipt thereof to give Purchaser copies of any notice received from any Governmental or Regulatory Authority or other Person alleging any violation of any such Law or Order.

4.6

(Intentionally Omitted).

4.7

Employee Matters.  Except as may be required by Law, Seller will refrain from directly or indirectly:

(a)

making any representation or promise, oral or written, to any Employee concerning any Benefit Plan, except for statements as to the rights or accrued benefits of any Employee under the terms of any Benefit Plan;

(b)

making any increase in the salary, wages or other compensation of any Employee without the consent of Purchaser;

(c)

adopting, entering into or becoming bound by any Benefit Plan, employment-related Contract or collective bargaining agreement with respect to the Business or any of the Employees, or amending, modifying or terminating (partially or completely) any such Benefit Plan, employment-related Contract or collective bargaining agreement, except to the extent required by applicable Law and, in the event compliance with legal requirements presents options, only to the extent that the option which Seller reasonably believes to be the least costly is chosen; or

(d)

establishing or modifying any (i) targets, goals, pools or similar provisions in respect of any fiscal year under any Benefit Plan or any employment-related Contract or other compensation arrangement with or for Employees or (ii) salary ranges, increase guidelines or similar provisions in respect of any Benefit Plan or any employment-related Contract or other compensation arrangement with or for Employees.

Seller will administer each Benefit Plan, or cause the same to be so administered, in all material respects in accordance with the applicable provisions of the Code, ERISA and all other applicable Laws.  Seller will promptly notify Purchaser in writing of each receipt by Seller (and furnish Purchaser with copies) of any notice of investigation or administrative proceeding by the IRS, Department of Labor, PBGC or other Person involving any Benefit Plan.

4.8

Certain Restrictions. Seller will refrain from:

(a)

acquiring or disposing of any Assets and Properties used or held for use in the conduct of the Business, other than Inventory in the ordinary course of business consistent with past practice and other acquisitions or dispositions not exceeding in either case $30,000 in the aggregate, or creating or incurring any Lien, other than a Permitted Lien, on any Assets and Properties used or held for use in the conduct of the Business;

(b)

entering into, amending, modifying, terminating (partially or completely), granting any waiver under or giving any consent with respect to any Business Contract or any material Business License;

(c)

violating, breaching or defaulting under in any material respect, or taking or failing to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or default under, any term or provision of any Business Contract or any Business License;

(d)

incurring, purchasing, canceling, prepaying or otherwise providing for a complete or partial discharge in advance of a scheduled payment date with respect to, or waiving any right of Seller under, any Liability of or owing to Seller in connection with the Business, other than in the ordinary course of business consistent with past practice;

(e)

engaging with any Person in any Business Combination, unless such Person agrees in a written instrument in form and substance reasonably satisfactory to Purchaser to adopt and comply with the terms and conditions of this Agreement as though such Person was an original signatory hereto;

(f)

engaging in any transaction with respect to the Business with any officer, director, Affiliate or Associate of Seller, or any Associate of any such officer, director or Affiliate, either outside the ordinary course of business consistent with past practice or other than on an arm’s-length basis;

(g)

making capital expenditures or commitments for additions to property, plant or equipment constituting capital assets on behalf of the Business in an aggregate amount exceeding $30,000; or

(h)

entering into any Contract to do or engage in any of the foregoing.

4.9

(Intentionally Omitted)

4.10

Delivery of Books and Records. etc.; Removal of Property.  On the Closing Date, Seller will deliver or make available to Purchaser at the locations at which the Business is conducted all of the Business Books and Records and such other Assets as are in Seller’s possession at other locations, and if at any time after the Closing Seller discovers in its possession or under its control any other Business Books and Records or other Assets, it will forthwith deliver such Business Books and Records or other Assets to Purchaser.

4.11     Noncompetition.  (15) Seller will, for a period of two years from the Closing Date, refrain from, either alone or in conjunction with any other Person, or directly or indirectly through its present or future Affiliates:

(i)

employing, engaging or seeking to employ or engage any Person who within the three months prior to the Closing Date had been an employee of Purchaser or any of its Affiliates engaged in the Business, unless such employee (A) resigns voluntarily (without any solicitation from Seller or any of its Affiliates) or (B) is terminated by Purchaser or any of its Affiliates after the Closing Date; provided that general advertisements not specifically directed at a Person to whom this provision applies shall not be deemed to violate this provision;

(ii)

causing or attempting to cause (A) any client, customer or supplier of the Business to terminate or materially reduce its business with Purchaser or any of its Affiliates or (B) any officer, employee or consultant of Purchaser or any of its Affiliates engaged in the Business to resign or sever a relationship with Purchaser or any of its Affiliates;

(iii)

disclosing (unless compelled by judicial or administrative process) or using any confidential or secret information relating to the Business or any client, customer or supplier of the Business; or

(iv)

participating or engaging in (other than through the ownership of 5% or less of any class of securities registered under the Securities Exchange Act of 1934, as amended), or otherwise lending assistance (financial or otherwise) to any Person participating or engaged in, (A) the marketing, distribution or sale of any consumer product anywhere in the world where such product is reasonably likely to be considered competitive with a product which has, at any time within the past twelve (12) months, been marketed, distributed or sold by Purchaser or any of its Affiliates or by Seller or its Affiliates in connection with the conduct of the Business; (B) [intentionally omittted]; (C) the marketing, distribution or sale of health, beauty, cosmetic, household, pet, fitness or sexual enhancement (collectively, the “Covered Categories”) consumer products anywhere in the world if such product is being, or there is demonstrable evidence that such a product will be, marketed, distributed or sold by Purchaser or an Affiliate at any time during the period to which Section 4.11 applies; (C) the sale of any product or service in a Covered Category to any of the retail outlets listed in Section 4.11 of the Disclosure Schedule (the “Covered Retail Outlets”) or to any Person where it is reasonably foreseeable that such products will be sold to or through a Covered Retail Outlet and where the distribution and sale of such product is not already prohibited under (iv)(A) or (C) above, provided that the foregoing prohibition shall not apply if Purchaser declines to market, distribute or sell such product or service to the Covered Retail Outlet(s) on Seller’s behalf on terms that are commercially reasonable to Seller.  For the avoidance of doubt, nothing in this Section 4.11(a)(iv) is intended to nor shall limit or restrict ASPR’s business of marketing, distributing, selling or servicing power generators or related products and services to or for individuals or businesses through its Genco subsidiary or otherwise.

(16)

If any court determines that any portion of this Section 4.11 is invalid or unenforceable, the remaining portions shall not thereby be affected and shall remain in full force and effect, without regard to the invalid portion.  If any court determines that any of the covenants contained in this Section 4.11 is invalid or unenforceable because of the geographic or temporal scope of such provision, such court shall have the power to reduce the geographic or temporal scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

(17)

The parties hereto acknowledge and agree that any remedy at Law for any breach of the provisions of this Section would be inadequate, and Seller hereby consents to the granting by any court of an injunction or other equitable relief without bond and without the necessity of actual monetary loss being proved, in order that the breach or threatened breach of such provisions may be effectively restrained.

(d)

For purposes of this Section 4.11, an “Affiliate” of Purchaser shall be limited to subsidiaries of Purchaser and named officers, directors and control persons of Purchaser and any subsidiaries.

4.12

Notice and Cure.  Seller will notify Purchaser in writing (where appropriate, through updates to the Disclosure Schedule) of, and contemporaneously will provide Purchaser with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes Known to Seller, occurring after the date of this Agreement that causes or will cause any covenant or agreement of Seller under this Agreement to be breached or that renders or will render untrue any representation or warranty of

Seller contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance.  Seller also will notify Purchaser in writing (where appropriate, through updates to the Disclosure Schedule) of, and will use all commercially reasonable efforts to cure, before the Closing, any material violation or breach, as soon as practicable after it becomes Known to Seller, of any representation, warranty, covenant or agreement made by Seller in this Agreement, whether occurring or arising before, on or after the date of this Agreement. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein or shall in any way limit Purchaser’s right to seek indemnity under Article 11.  The ultimate inability of Seller to effect any such cure will not itself constitute a breach of this Agreement.

4.13

Fulfillment of Conditions.  Seller will execute and deliver at the Closing each Operative Agreement that Seller is required hereby to execute and deliver as a condition to the Closing, will take commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Purchaser contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

ARTICLE 5
COVENANTS OF PURCHASER

Purchaser covenants and agrees with Seller that, at all times from and after the date hereof until the Closing, Purchaser will comply with all covenants and provisions of this Article 5, except to the extent Seller may otherwise consent in writing.

5.1

Regulatory and Other Approvals.  Purchaser will (a) take all commercially reasonable steps necessary or desirable, and proceed diligently and in good faith and use all commercially reasonable efforts, as promptly as practicable to obtain all consents, approvals or actions of, to make all filings with and to give all notices to Governmental or Regulatory Authorities or any other Person required of Purchaser to consummate the transactions contemplated hereby and by the Operative Agreements, including without limitation those described in Schedules 3.3 and 3.4 hereto, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as Seller or such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) cooperate with Seller as promptly as practicable in obtaining all consents, approvals or actions of, making all filings with and giving all notices to Governmental or Regulatory Authorities or other Persons required of Seller to consummate the transactions contemplated hereby and by the Operative Agreements.  Purchaser will provide prompt notification to Seller when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Seller of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement or any of the Operative Agreements.

5.2       (Intentionally Omitted)

5.3

Notice and Cure.  Purchaser will notify Seller in writing of, and contemporaneously will provide Seller with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to Purchaser, occurring after the date of this Agreement that causes or will cause any covenant or agreement of Purchaser under this Agreement to be breached or that renders or will render untrue any representation or warranty of Purchaser contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance.  Purchaser also will notify Seller in writing of, and will use all commercially reasonable efforts to cure, before the Closing, any violation or breach, as soon as practicable after it becomes known to Purchaser, of any representation, warranty, covenant or agreement made by Purchaser in this Agreement, whether occurring or arising before, on or after the date of this Agreement.  No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein or shall in any way limit Seller’s right to seek indemnity under Article 11.

5.4

Fulfillment of Conditions.  Purchaser will execute and deliver at the Closing each Operative Agreement that Purchaser is hereby required to execute and deliver as a condition to the Closing, will take commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each other condition to the obligations of Seller contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

5.5

Nonsolicitation.  Purchaser will, for a period of two years from the Closing Date and except as contemplated by this Agreement, refrain from, either alone or in conjunction with any other Person, employing, engaging or seeking to employ or engage any Person who is an employee of Seller or any of its Affiliates, unless such employee (A) resigns voluntarily (without any solicitation from Purchaser or any of its Affiliates) or (B) is terminated by Purchaser or any of its Affiliates after the Closing Date; provided that general advertisements not specifically directed at a Person to whom this provision applies shall not be deemed to violate this provision.

ARTICLE 6
CONDITIONS TO OBLIGATIONS OF PURCHASER

The obligations of Purchaser hereunder to purchase the Assets and to assume and to pay, perform and discharge the Assumed Liabilities are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

6.1

Representations and Warranties.  The representations and warranties made by Seller in this Agreement (other than those made as of a specified date earlier than the Closing Date) shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date.

6.2

Performance.  Seller shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Seller at or before the Closing.

6.3

Officers’ Certificates.  Seller shall have delivered to Purchaser a certificate, dated the Closing Date and executed by the Chairman of the Board or CEO or President of Seller, substantially in the form and to the effect of Exhibit D hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of Seller, substantially in the form and to the effect of Exhibit E hereto.

6.4       Orders and Laws.  There shall not be in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement or any of the Operative Agreements to Purchaser, and there shall not be pending or threatened on the Closing Date any Action or Proceeding or any other action in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to Purchaser or the transactions contemplated by this Agreement or any of the Operative Agreements of any such Law.

6.5

Regulatory Consents and Approvals.  All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Purchaser and Seller to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby (a) shall have been duly obtained, made or given, (b) shall be in form and substance reasonably satisfactory to Purchaser, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements shall have occurred.

6.6

Third Party Consents.  The consents (or in lieu thereof alternative arrangements satisfactory  Purchaser to receive the benefit of the Contracts or waivers) listed in Section 6.6 of the Disclosure Schedule (a) shall have been obtained, (b) shall be in form and substance reasonably satisfactory to Purchaser, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect, and all other consents (or in lieu thereof waivers) to the performance by Purchaser and Seller of their obligations under this Agreement and the Operative Agreements or to the consummation of the transactions contemplated hereby and thereby as are required under any Contract to which Purchaser or Seller is a party or by which any of their respective Assets and Properties are bound (a) shall have been obtained, (b) shall be in form and substance reasonably satisfactory to Purchaser, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect, except where the failure to obtain any such consent (or in lieu thereof waiver) could not reasonably be expected, individually or in the aggregate with other such failures, to materially adversely affect Purchaser, the Assets, the Assumed Liabilities or the Business.

6.7

Opinion of Counsel.  Purchaser shall have received the opinion of counsel to Seller (reasonably satisfactory to Purchaser), dated the Closing Date, with respect to such matters, and in the form and to the effect, as is customary in transactions of this nature and as Purchaser may otherwise reasonably request.

6.8

(Intentionally Omitted)

6.9       Escrow Agreement.  Seller and the Escrow Agent shall have entered into the Escrow Agreement.

 6.10

(Intentionally Omitted)

6.11    Deliveries.  Seller shall have delivered to Purchaser the General Assignment and the other Assignment Instruments.

6.12

Purchaser Due Diligence.  Purchaser shall have completed its diligence review and investigation of Seller, the Assets, Assumed Liabilities and the Business and the results of such review and investigation shall be satisfactory to Purchaser.

6.13

Additional Agreements.  Purchaser shall have entered into the employment and transitional services agreements described in Section 6.13 of the Disclosure Schedule on terms reasonably satisfactory to Purchaser.

6.14    Proceedings.  All proceedings to be taken on the part of Seller in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received copies of all such documents and other evidences as Purchaser may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

ARTICLE 7
CONDITIONS TO OBLIGATIONS OF SELLER

The obligations of Seller hereunder to sell the Assets are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Seller in its sole discretion):

7.1

Representations and Warranties.  The representations and warranties made by Purchaser in this Agreement (other than those made as of a specified date earlier than the Closing Date) shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date, and any representation or warranty made as of a specified date earlier than the Closing Date shall have been true and correct in all material respects on and as of such earlier date.

7.2

Performance.  Purchaser shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Purchaser at or before the Closing.

7.3

Officers’ Certificates.  Purchaser shall have delivered to Seller a certificate, dated the Closing Date and executed by the Chairman of the Board or CEO or President, substantially in the form and to the effect of Exhibit F hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of Purchaser, substantially in the form and to the effect of Exhibit G hereto.

7.4        Orders and Laws.  There shall not be in effect on the Closing Date any Order or Law that became effective after the date of this Agreement restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

7.5

Regulatory Consents and Approvals.  All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Seller and Purchaser to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby (a) shall have been duly obtained, made or given, (b) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (c) shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements shall have occurred.

7.6

Deliveries.  Purchaser shall have delivered to Seller the Assumption Agreement and the other Assumption Instruments, the Purchaser Promissory Note and a fully executed registration rights agreement substantially in on the terms  of Exhibit H hereto (the “Registration Rights Agreement”).

7.7

Proceedings.  All proceedings to be taken on the part of Purchaser in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller, and Seller shall have received copies of all such documents and other evidences as Seller may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

7.8

Opinion of Counsel.  Seller shall have received the opinion of counsel to Purchaser (reasonably satisfactory to Seller), dated the Closing Date, with respect to such matters, and in the form and to the effect, as is customary in transactions of this nature and as Purchaser may otherwise reasonably request.

ARTICLE 8
TAX MATTERS AND POST-CLOSING TAXES

8.1      Transaction Taxes.  Except as set forth herein, Seller shall pay all Taxes arising from or relating to the transactions contemplated in this Agreement (the “Transaction

Taxes”).  If a resale certificate, resale purchase exemption certificate, production machinery and equipment exemption certificate or other certificate or document of exemption is required to reduce or eliminate the Transaction Taxes, Purchaser will promptly furnish such certificate or document to Seller and Purchaser will cooperate with Seller to allow Seller to obtain such reduction or exemption from Transaction Taxes.

8.2

Property Taxes.  All ad valorem, property (whether real or personal) and similar taxes (“Property Taxes”) with respect to the Assets for any tax period in which the Closing Date occurs shall be prorated between the Seller and Purchaser, as applicable, and the Seller, with the Seller economically responsible for the Property Taxes for the portion of the tax year prior to and including the Closing Date. Seller shall be responsible for the preparation and filing of any tax returns or reports related to the Assets that are required to be filed on or before the Closing Date. Seller shall be responsible for all taxes imposed on or with respect to the Assets that are attributable to any whole or partial taxable period ending on or before the Closing Date.  Purchaser, with the cooperation of Seller, shall be responsible for the preparation and filing of all other tax returns or reports related to the Assets.  Purchaser and Seller shall cooperate with each other and use commercially reasonable efforts to minimize the Property Taxes.

ARTICLE 9
EMPLOYEE BENEFITS MATTERS

9.1

Seller’s Obligations and Liabilities.  Seller shall be solely responsible for filing all tax returns with respect to its employment of any Business Employee currently employed in the Business through the Closing Date.  Seller shall be solely liable for and obligated to pay, and shall indemnify and hold Purchaser and any Affiliates thereof harmless from, any and all liabilities with respect to Seller’s termination of employment of any Employee currently employed in the Business on or before the Closing Date.  Seller shall be responsible for any liability for claims filed with respect to any Employee currently employed in the Business eligible for coverage, reimbursement and/or benefits under the terms of any of the Seller Employee Plans, provided such liability (A) accrued or became payable during the period of such employee’s employment with Seller on or before the Closing Date or (B) arose out of Seller’s termination of such employee’s employment on or before the Closing Date.  Additionally, Seller shall be responsible for any liability for accrued benefits under Seller Employee Plans with respect to any Employee employed in the Business on the Closing Date who, as a result of employment with Seller on or before the Closing Date, was a participant in any of the Seller Employee Plans.

9.2       No Rights Conferred Upon Employees.  The parties hereby acknowledge that Purchaser is not under any obligation to employ any current or future employee of Seller or any Affiliate thereof.  Further, nothing in this Agreement shall confer any rights or remedies under this Agreement on any employee.

9.3       Group Health Plans.  Seller acknowledges that it will be responsible for providing COBRA notices and applicable COBRA coverage for those Employees employed in the Business as of the Closing to the extent required by the Department of Treasury regulation Section 54.4980B-9.

ARTICLE 10
SURVIVAL OF REPRESENTATIONS, WARRANTIES,
COVENANTS AND AGREEMENTS

10.1

Survival of Representations, Warranties, Covenants and Agreements.  Notwithstanding any right of Purchaser (whether or not exercised) to investigate the Business or any right of any party (whether or not exercised) to investigate the accuracy of the representations and warranties of the other party contained in this Agreement, Seller and Purchaser have the right to rely fully upon the representations, warranties, covenants and agreements of the other contained in this Agreement.  The representations, warranties, covenants and agreements of Seller and Purchaser contained in this Agreement will survive the Closing (a) indefinitely with respect to the representations and warranties contained in Sections 2.2, 2.28, 3.2 and 3.9 and the covenants and agreements contained in Sections 1.6 (except as otherwise specified therein), 14.4 and 14.6, (b) until sixty (60) days after the expiration of all applicable statutes of limitation (including all periods of extension, whether automatic or permissive) with respect to matters covered by Sections 2.9 and 2.21 and Article 8 and (insofar as they relate to ERISA or the Code) Section 2.12 and Article 9, (c) until the date that is eighteen (18) months after the Closing Date in the case of all other representations and warranties and any covenant or agreement to be performed in whole or in part on or prior to the Closing or (d) with respect to each other covenant or agreement contained in this Agreement, until sixty (60) days following the last date on which such covenant or agreement is to be performed or, if no such date is specified, indefinitely, except that any representation, warranty, covenant or agreement that would otherwise terminate in accordance with clause (b), (c) or (d) above will continue to survive if a Claim Notice or Indemnity Notice (as applicable) shall have been timely given under Article 11 on or prior to such termination date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in Article 11.

ARTICLE 11
INDEMNIFICATION

11.1

Indemnification.

(a)

Subject to paragraph (c) of this Section and the other Sections of this Article 11, Seller shall indemnify the Purchaser Indemnified Parties in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Seller contained in this Agreement, (ii) a Retained Liability, (iii) an Excluded Asset, or (iv) an Excluded Obligation.

(b)

Subject to paragraph (c) of this Section and the other Sections of this Article 11, Purchaser shall indemnify the Seller Indemnified Parties in respect of, and hold each of them harmless from and against, any and all Losses suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to (i) any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Purchaser contained in this Agreement or (ii) an Assumed Liability.

(c)

No amounts of indemnity shall be payable in the case of a claim by a Purchaser Indemnified Party under Section 11.1(a)(i) or a Seller Indemnified Party under Section 11.1(b)(i), as the case may be, unless and until the Purchaser Indemnified Parties or Seller Indemnified Parties, as the case may be, have suffered, incurred, sustained or become subject to Losses referred to in such Sections in excess of $75,000 in the aggregate, in which event the Purchaser Indemnified Parties or Seller Indemnified Parties, as the case may be, shall be entitled to claim indemnity for the full amount of such Losses, provided that this paragraph (c) shall not apply to a misrepresentation or breach of warranty by Seller contained in Section 2.2, 2.3, 2.4 or 2.28 or by Purchaser contained in Section 3.2, 3.3, 3.4 or 3.9 or to the breach of a covenant contained in Section 4.11, 14.4 or 14.6.  In no event shall the liability of either Purchaser or Seller pursuant to Article 11 exceed the $4.75 million with respect to Losses arising out of a breach of a representation or warranty with a survival period of eighteen (18) months pursuant to Article 10.

(d)

In the event that any claim is asserted against any party hereto, or any party hereto is made a party defendant in any Action or Proceeding, and such claim, Action or Proceeding involves a matter which is the subject of a claim for indemnification under Section 11.2(a) or (b), then such party (an “Indemnified Party”) shall give written notice to the Purchaser or Seller, as the case may be (the “Indemnifying Party”), of such claim, Action or Proceeding, and such Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of all expenses; except that any delay or failure to so notify the Indemnifying Person shall not relieve the Indemnifying Person of its obligations hereunder unless, and only to the extent, if at all, the Indemnifying Party is prejudiced by reason of such delay or failure.  The Indemnified Person shall have the right to employ separate counsel in any of the foregoing actions, claims or proceedings and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Person unless both the Indemnified Person and the Indemnifying Person are named as parties and the Indemnified Person shall in good faith determine that the representation by the same counsel is inappropriate.

11.2   Resolution of Indemnity Notice.  Any Indemnity Notice will be resolved as follows:

(a)   Uncontested Claims.  In the event that, within thirty calendar days after an Indemnity Notice is received by an Indemnifying Party, the Indemnifying Party does not contest such Indemnity Notice in writing to the Indemnified Party as provided in Section 11.2(b) (an "Uncontested Claim"), the Indemnifying Party will be conclusively deemed to have consented to the recovery by the Indemnified Party of the full amount of Losses specified in the Indemnity Notice in accordance with this Article 11, including the forfeiture of Escrow Shares and, without further notice, to have stipulated to the entry of a final judgment for damages against the

Indemnifying Party for such amount in any court having jurisdiction over the matter where venue is proper.

(b)   Contested Claims.  In the event that the Indemnifying Party gives written notice contesting all or any portion of an Indemnity Notice (a "Contested Claim") within the thirty day period specified in Section 11.2(a), then such Contested Claim will be resolved by either (i) a written settlement agreement executed by Purchaser and Seller or (ii) in the absence of such a written settlement agreement, in accordance with the dispute resolution provisions of Section 11.3.

(c)   Payment of Claim Losses.  The Losses sustained by an Indemnified Party for which such party is entitled to recovery pursuant to this Section 11.2 shall be satisfied as follows:

(i) In the event a Purchaser Promissory Note (or any subsequently issued replacement note) has been delivered pursuant to Section 1.4 (or pursuant to Section 1.9 if a Purchaser Replacement Note has issued or this Section 11.2(c)(i) if a Loss Adjusted Replacement Note (defined below) has previously issued) and such note, or some portion thereof, remains outstanding and is not in default at the time an Indemnified Party is entitled to payment under Section 11, then Seller shall surrender such Purchaser Promissory Note (or any replacement note) to Purchaser for cancellation and replacement with a new promissory note, the principal amount of which shall be the principal outstanding on the Purchaser Promissory Note (or any replacement note) at the time of surrender by Seller plus or minus, as applicable, (i) the amount of Losses to which the Indemnified Party is entitled and (ii) any other amounts (such as paid, accrued or capitalized interest) necessary to place the parties in the same position as if the Cash Component paid at the time of Closing had been higher or lower, as the case may be, by the amount of such Losses (the “Loss Adjusted Replacement Note”).  In the event the principal amount of the Loss Adjusted Replacement Note would be a negative number, Seller shall surrender the Purchaser Promissory Note (or any replacement note) to Purchaser for cancellation in its entirety and the amount by which the principal amount of the Loss Adjusted Replacement Note would be negative shall be paid as provided in paragraph (c)(ii) below;

(ii)

If not fully paid pursuant to paragraph (c)(i) above, Losses shall be paid via wire transfer of immediately available funds; provided that Seller, as the Indemnifying Party, may elect to pay such Losses by tendering to Purchaser for cancellation Shares valued at the lesser of (A) $1 per share or (B) the greater of (x) Fair Market Value or (y) $.50.

11.3 Dispute Resolution.  Any dispute arising out of or relating to this Agreement, or any Exhibit or Schedule hereto or any other agreement or certificate delivered pursuant to this Agreement or the transactions contemplated hereby or thereby or the breach, termination or validity hereof or thereof, including any dispute based in whole or in part on tort or other non-contractual principles of law, shall be resolved in the following manner:

(a)

Any party may give written notice to the other party or parties of any dispute which has arisen.  The other party or parties may give notice within five (5) business days of receipt of the first notice of any additional dispute(s), all to the end that the parties may be reasonably aware of the matters in dispute.

(b)

The parties to such dispute shall seek to resolve the dispute through direct discussions within 30 days (or such longer period as may be mutually agreed upon) of the first written notice that there is such a dispute.

(c)

If no amicable settlement is reached as a result of the procedure in subparagraph (b) hereof, the matter shall be fully and finally resolved by arbitration conducted expeditiously by a single arbitrator under the commercial rules then in effect of the American Arbitration Association.  The decision of the arbitrator shall be written and shall be supported by findings of fact and conclusions of law which shall set forth the basis for the decision of the arbitrator.  The decision of the arbitrator shall be binding and conclusive upon the parties to this Agreement, and the parties shall be entitled to act in accordance with such decision; provided, however, that the arbitrator shall have no authority to modify any express provision of this Agreement.  Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction.  Any such arbitration shall be held in Los Angeles County, California.  If either party prevails on all matters in dispute, the non-prevailing party shall pay its own expenses, the fees of the arbitrator, and the expenses, including attorneys’ fees and costs, reasonably incurred by the other party to the arbitration.  The parties shall otherwise each pay their own respective fees and costs and one-half of the costs of the arbitration.

ARTICLE 12
TERMINATION

12.1

Termination.  This Agreement may be terminated, and the transactions contemplated hereby may be abandoned:

(a)

at any time before the Closing, by mutual written agreement of Seller and Purchaser;

(b)

at any time before the Closing, by Seller or Purchaser, in the event (i) of a material breach hereof by the non-terminating party if such non-terminating party fails to cure such breach within five (5) Business Days following notification thereof by the terminating party or (ii) upon notification of the non-terminating party by the terminating party that the satisfaction of any condition to the terminating party’s obligations under this Agreement becomes impossible or impracticable with the use of commercially reasonable efforts if the failure of such condition to be satisfied is not caused by a breach hereof by the terminating party; or

(c)

at any time after July 31, 2006, by Seller or Purchaser upon notification of the non-terminating party by the terminating party if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the terminating party.

(d)

by Seller if, at any time after ten (10) calendar days from the date of this Agreement, Seller requests in writing that Purchaser waive the condition contained in Section 6.12 and Purchaser fails or refuses to do so within twenty-four hours of receipt of such request; provided, however, that Seller’s right to terminate hereunder shall not be effective if Seller is in breach of any covenant affecting Purchaser’s ability to complete the review contemplated by Section 6.12.

12.2

Effect of Termination.  If this Agreement is validly terminated pursuant to Section 12.1, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of Seller or Purchaser (or any of their respective officers, directors, employees, agents or other representatives or Affiliates), except as provided in the next succeeding sentence and except that the provisions with respect to expenses in Section 14.4 and confidentiality in Section 14.6 will continue to apply following any such termination.  Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to Section 12.1(b)(1)  Seller will remain liable to Purchaser for any breach of this Agreement by Seller existing at the time of such termination, and Purchaser will remain liable to Seller for any breach of this Agreement by Purchaser existing at the time of such termination, and Seller or Purchaser may seek such remedies, including damages and fees of attorneys, against the other with respect to any such breach as are provided in this Agreement or as are otherwise available at Law or in equity.

ARTICLE 13
DEFINITIONS

13.1

Definitions.  (18) Defined Terms.  As used in this Agreement, the following defined terms have the meanings indicated below:

“Accounts Payable” has the meaning ascribed to it in Section 1.2(a)(ii).

“Accounts Receivable” has the meaning ascribed to it in Section 1.1(a)(iv).

“Accrued Expenses” has the meaning ascribed to it in Section 1.1(b)(v).

“Actions or Proceedings” means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

“Affiliate” means any Person that directly or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified.  For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise.

“Agreement” means this Asset Purchase Agreement and the Exhibits, the Disclosure Schedule and the Schedules hereto and the certificates delivered in accordance with Sections 6.3 and 7.3, as the same shall be amended from time to time.

“Annual Financial Statement Date” means the last day of the most recent fiscal year of the Business for which Financial Statements are delivered to Purchaser pursuant to Section 2.6.

“Annual Financial Statements” means the Financial Statements for the most recent fiscal year of the Business delivered to Purchaser pursuant to Section 2.6.

“Assets” has the meaning ascribed to it in Section 1.1(a).

“Assets and Properties” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including without limitation cash, cash equivalents, Investment Assets, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

“Assignment Instruments” has the meaning ascribed to it in Section 1.4.

“Associate” means, with respect to any Person, any corporation or other business organization of which such Person is an officer or partner or is the beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity securities, any trust or estate in which such Person has a substantial beneficial interest or as to which such Person serves as a trustee or in a similar capacity and any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person.

“Assumed Liabilities” has the meaning ascribed to it in Section 1.2(a).

“Assumption Agreement” has the meaning ascribed to it in Section 1.4.

“Assumption Instruments” has the meaning ascribed to it in Section 1.4.

“Benefit Plan” means any Plan established by Seller, or any predecessor or Affiliate of Seller, existing at the Closing Date or prior thereto, to which Seller contributes or has contributed on behalf of any Employee, former Employee or director, or under which any Employee, former Employee or director of Seller or any beneficiary thereof is covered, is eligible for coverage or has benefit rights.

“Books and Records” of any Person means all files, documents, instruments, papers, books and records relating to the business, operations, condition of (financial or other), results of operations and Assets and Properties of such Person, including without limitation financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

“Business” has the meaning ascribed to it in the forepart of this Agreement.

“Business Books and Records” has the meaning ascribed to it in Section 1.1(a)(xiii).

“Business Combination” means with respect to any Person, any merger, consolidation or combination to which such Person is a party, any sale, dividend, split or other disposition of capital stock or other equity interests of such Person or any sale, dividend or other disposition of all or substantially all of the Assets and Properties of such Person.

“Business Contracts” has the meaning ascribed to it in Section 1.1(a)(vi).

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the States of Florida and California are authorized or obligated to close.

“Business Licenses” has the meaning ascribed to it in Section l.l(a)(ix).

 “Closing” means the closing of the transactions contemplated by Section 1.4.

“Closing Date” means (a) the second Business Day after the day on which the last of the consents, approvals, actions, filings, notices or waiting periods described in Articles 6 and 7 has been obtained, made or given or has expired, as applicable, or (b) such other date as Purchaser and Seller mutually agree upon in writing.

“Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

 “Contract” means any agreement, lease, license, evidence of Indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

“Disclosure Schedule” means the record delivered to Purchaser by Seller or to Seller by Purchaser herewith and dated as of the date hereof, containing all lists, descriptions, exceptions and other information and materials as are required to be included therein by Seller pursuant to this Agreement.

“Employee” means each employee, officer or consultant of Seller engaged full time in, or whose regular duties and responsibilities include the performance of a material function or service with respect to, the conduct of the Business, except John Acunto.

“Environmental Claim” means, with respect to any Person, any written or oral notice, claim, demand or other communication (collectively, a “claim”) by any other Person alleging or asserting such Person’s liability for investigatory costs, cleanup costs, Governmental or Regulatory Authority response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.  The term “Environmental Claim” shall include, without limitation, any claim by any Governmental or Regulatory Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

“Environmental Law” means any Law or Order relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any Person who is in the same controlled group of corporations or who is under common control with Seller (within the meaning of Section 414 of the Code).

“Escrow Agent” and “Escrow Agreement” have the respective meanings ascribed to them in Section 1.4.

“Excluded Assets” has the meaning ascribed to it in Section 1.1(b).

“Fair Market Value” means, as of a particular date, the VWAP for the ten (10) trading days immediately preceding such date.

“Financial Statements” means the financial statements attached as Exhibit H to this Agreement.

“GAAP” means generally accepted accounting principles, consistently applied throughout the specified period and in the immediately prior comparable period.

“General Assignment” has the meaning ascribed to it in Section 1.4.

“Governmental or Regulatory Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

“Hazardous Material” means (A) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs); (B) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants” or words of similar import under any Environmental Law; and (C) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated by any Governmental or Regulatory Authority under any Environmental Law.

 “Indebtedness” of any Person means all obligations of such Person (i) for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business), (iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

“Indemnified Party” means any Person claiming indemnification under any provision of Article 11.

“Indemnifying Party” means any Person against whom a claim for indemnification is being asserted under any provision of Article 11.

“Indemnity Notice” means written notification of a claim for indemnity under Article 11 by an Indemnified Party, specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim.

“Intangible Personal Property” has the meaning ascribed to it in Section 1.1(a)(viii).

“Intellectual Property” means all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, processes, formulae, copyrights and copyright rights, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

“Inventory” has the meaning ascribed to it in Section 1.1(a)(ii).

 “IRS” means the United States Internal Revenue Service.

“Knowledge” or “Known” means the knowledge, after reasonable inquiry, of any officer or director of Seller or Purchaser, as the case may be.

 “Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

“Liabilities” means all Indebtedness, obligations and other liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

“Licenses” means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

“Liens” means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

“Loss” means any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including without limitation interest, court costs, fees of attorneys, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or assessment).

“Material Adverse Change” any circumstance, event or development which, individually or together with other such events, results in a material adverse change in the condition (financial or otherwise), results of operations, business, properties, assets (tangible or intangible), Liabilities, revenues, operations and business prospects of an entity or the Business, as applicable.

“Material Adverse Effect” shall mean any material adverse effect on the condition (financial or otherwise), results of operations, business, properties, assets (tangible or intangible), Liabilities, revenues, operations and business prospects of an entity or the Business, as applicable.

“Merchant Account” shall mean a specialized facility enabling the owner to process credit card transactions from customers through an acquiring bank.

 “Operative Agreements” means, collectively, the General Assignment and the other Assignment Instruments, the Assumption Agreement and the other Assumption Instruments, the Escrow Agreement and any support or other agreements to be entered into in connection with the transaction.

“Order” means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

“Other Assets” has the meaning ascribed to it in Section 1.1(a)(xiv).

“PBGC” means the Pension Benefit Guaranty Corporation established under ERISA.

“Pension Benefit Plan” means each Benefit Plan which is a pension benefit plan within the meaning of Section 3(2) of ERISA.

“Permitted Lien” means (i) any Lien for Taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent and (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens does not materially impair the value of the property subject to such Lien or the use of such property in the conduct of the Business.

“Person” means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

“Personal Property Leases” has the meaning ascribed to it in Section 1.1(a)(v).

“Plan” means any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen’s compensation or other insurance, severance, separation or other employee benefit plan, practice, policy or arrangement of any kind, whether written or oral, including, but not limited to, any “employee benefit plan” within the meaning of Section 3(3) of ERISA.

“Prepaid Expenses” has the meaning ascribed to it in Section 1.1(a)(vii).

“Purchase Price” has the meaning ascribed to it in Section 1.3(a).

“Purchaser” has the meaning ascribed to it in the forepart of this Agreement.

“Purchaser Indemnified Parties” means Purchaser and each of its officers, directors, employees, agents and Affiliates.

“Purchaser Common Stock” means the common stock, par value $0.001 per share, of Purchaser.

“Qualified Plan” means each Benefit Plan which is intended to qualify under Section 401 of the Code.

“Quarterly Financial Statement Date” means the last day of the most recent fiscal quarter of the Business for which Financial Statements are delivered to Purchaser pursuant to Section 2.6.

“Quarterly Financial Statements” means the Financial Statements for the most recent fiscal quarter of the Business delivered to Purchaser pursuant to Section 2.6.

“Real Property Leases” has the meaning ascribed to it in Section 1.1(a)(i).

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

“Representatives” has the meaning ascribed to it in Section 4.3.

“Retained Liabilities” has the meaning ascribed to it in Section 1.2(b).

“Security Agreements” has the meaning ascribed to it in Section 2.23.

“Seller” has the meaning ascribed to it in the forepart of this Agreement.

“Seller Employee Plans” has the meaning ascribed to it in Section 2.12(a).

“Seller Indemnified Parties” means ASPR, ASI and DFI and each of their respective officers, directors, employees, agents and Affiliates.

“Tangible Personal Property” has the meaning ascribed to it in Section 1.1(a)(iv).

“Tax” and “Taxes” means any Governmental or Regulatory Authority income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty, or addition thereto.

“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Tenant Security Deposits” has the meaning ascribed to it in Section 1.1(a)(xii).

“Third Party Claim” has the meaning ascribed to it in Section 11.3(a).

“VWAP” means the volume weighted average price of Purchaser Common Stock on the principal national securities exchange or the automated quotation or over-the-counter system on which Purchaser Common Stock is so traded.

(b)

Construction of Certain Terms and Phrases. Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; and (v) the phrases “ordinary course of business” and “ordinary course of business consistent with past practice” refer to the business and practice of Seller in connection with the Business.  Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

ARTICLE 14
MISCELLANEOUS

14.1

Notices.  All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

If to Purchaser, to:

                         MFC Development Corp.

 11872 La Grange Blvd. Los Angeles, CA 90025

Facsimile No.: 310 575-4044

Attn: Nancy Duitch, Chief Executive Officer

with a copy to:

 Richardson & Patel LLP

10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024

Facsimile No.: 310 208-1154

Attn: Lisa Klein

If to Seller, to:

c/o Adsouth Partners, Inc.

1141 South Rogers Circle, Suite 11

Boca Raton, FL 33487

Attn: Anton Lee Wingeier, CEO

Fax: (561) 750-0420

with a copy to:

Asher S. Levitsky P.C.

Sichenzia Ross Friedman Ference LLP

1065 Avenue of the Americas

New York, New York 10018

Phone:  (212) 981-6767

Fax: (212) 930-9725

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

14.2

(Intentionally Omitted).

14.3

Entire Agreement.  This Agreement and the Operative Agreements supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof, including without limitation that certain amended and restated letter of intent between the parties dated April 25, 2006, as amended, and that certain confidentiality agreement between the parties dated April 3, 2006, and contain(s) the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof; provided, however, that Purchaser’s confidentiality obligations under such confidentiality agreement shall remain in full force and effect with respect to Seller’s businesses other than the Business.

14.4

Expenses.  Except as otherwise expressly provided in this Agreement (including without limitation as provided in Section 12.2), whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the Operative Agreements and the transactions contemplated hereby and thereby.

14.5

Public Announcements.  At all times at or before the Closing, Seller and Purchaser will not issue or make any reports, statements or releases to the public or generally to the employees, customers, suppliers or other Persons to whom Seller sells goods or provides services in connection with the Business, or with whom Seller otherwise has significant business relationships in connection with the Business, with respect to this Agreement or the transactions contemplated hereby without the consent of the other, which consent shall not be unreasonably withheld.  If either party is unable to obtain the approval of its public report, statement or release from the other party and such report, statement or release is, in the opinion of legal counsel to such party, required by Law in order to discharge such party’s disclosure obligations, then such party may make or issue the legally required report, statement or release and promptly furnish the other party with a copy thereof.  Seller and Purchaser will also obtain the other party’s prior approval of any press release to be issued immediately following the Closing announcing the consummation of the transactions contemplated by this Agreement.

14.6

Confidentiality.  Each party hereto will hold, and will use its best efforts to cause its Affiliates, and in the case of Purchaser, any Person who has provided, or who is considering providing, financing to Purchaser to finance all or any portion of the Purchase Price, and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate, Person who has provided, or who is considering providing, financing or Representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental or Regulatory Authorities) or by other requirements of Law or (ii) disclosed in an Action or Proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party’s Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that following the Closing the foregoing restrictions will not apply to Purchaser’s use of documents and information concerning the Business, the Assets or the Assumed Liabilities furnished by Seller hereunder.  In the event the transactions contemplated hereby are not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates, any Person who has provided, or who is considering providing, financing to such party and their respective Representatives to, promptly (and in no event later than five (5) Business Days after such request) redeliver or cause to be redelivered all copies of documents and information furnished by the other party in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party furnished such documents and information or its Representatives.

14.7

Waiver.  Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition.  No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

14.8

Amendment.  This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

14.9

No Third Party Beneficiary.  The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Article 11.

14.10

No Assignment: Binding Effect.  Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law and (b) that Purchaser may assign any or all of its rights, interests and obligations hereunder (including without limitation its rights under Article 11) to (i) a wholly-owned subsidiary, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein, (ii) any post-Closing purchaser of the Business or a substantial part of the Assets or (iii) any financial institution providing purchase money or other financing to Purchaser from time to time as collateral security for such financing, but no such assignment referred to in clause (i) or (ii) shall relieve Purchaser of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

14.11

Headings.  The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

14.12  Consent to Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Central District of California or any court of the State of California located in the County of Los Angeles in any action, suit or proceeding arising out of or relating to this Agreement or any of the Operative Agreements or any of the transactions contemplated hereby or thereby, and agrees that any such action, suit or proceeding shall be brought only in such court, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of California other than for such purpose.  Each party hereby irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

14.13

Invalid Provisions.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

14.14

Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the State of California applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

14.15

Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(Signature page to follow)

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.

Purchaser

MFC Development Corp.

By:

Name:

Title:

Seller

Adsouth Partners, Inc.

By:

Name:

Title:

Adsouth, Inc.

By:

Name:

Title:

Dermafresh, Inc.

By:

Name:

Title:

ARTICLE 1

SALE OF ASSETS AND CLOSING

1

1.1

Assets

1

1.2

Liabilities

4

1.3

Purchase Price: Allocation; Adjustment

5

1.4

Closing; Escrow

6

1.5

Prorations

7

1.6

Further Assurances; Post-Closing Cooperation

7

1.7

Third-Party Consents

8

1.8

(Intentionally Omitted)

8

1.9

Post Closing Purchase Price Adjustments

8

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF SELLER

10

2.1

Organization of Seller

10

2.2

Authority

10

2.3

No Conflicts

11

2.4

Governmental Approvals and Filings

11

2.5

(Intentionally Omitted)

11

2.6

SEC Filings; Financial Statements

11

2.7

Absence of Changes

12

2.8

No Undisclosed Liabilities

14

2.9

Taxes

14

2.10

Legal Proceedings

14

2.11

Compliance With Laws and Orders

15

2.12

Employee Benefit Plans: ERISA

15

2.13

(Intentionally Omitted)

16

2.14

Tangible Personal Property: Investment Assets

16

2.15

Intellectual Property Rights

16

2.16

Contracts

17

2.17

Licenses

18

2.18

Insurance

19

2.19

Affiliate Transactions

19

2.20

Employees; Labor Relations

19

2.21

Environmental Matters

20

2.22

Substantial Customers and Suppliers

20

2.23

Accounts Receivable

20

2.24

Inventory

21

2.25

(Intentionally Omitted)

21

2.26

No Guarantees

21

2.27

Entire Business

21

2.28

Brokers

21

2.29

Disclosure

21

2.30

Purchase for Investment; Exempt Transaction; Independent Evaluation; Restricted Stock

21

2.31

Products and Services

22

2.32

Absence of Certain Business Practices

22

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PURCHASER

23

3.1

Organization

23

3.2

Authority

23

3.3

No Conflicts

23

3.4

Governmental Approvals and Filings

23

3.5

Purchaser Capitalization

24

3.6

SEC Filings; Financial Statements

24

3.7

Absence of Certain Changes

25

3.8

Legal Proceedings

25

3.9

Taxes

25

3.10

Intellectual Property Rights

26

3.11

Material Contracts

26

3.12

Brokers

26

3.13

Products and Services

27

ARTICLE 4

COVENANTS OF SELLER

27

4.1

Regulatory and Other Approvals

27

4.2

(Intentionally Omitted)

27

4.3

Investigation by Purchaser

27

4.4

No Solicitations

28

4.5

Conduct of Business

28

4.6

(Intentionally Omitted)

29

4.7

Employee Matters

29

4.8

Certain Restrictions

29

4.9

(Intentionally Omitted)

30

4.10

Delivery of Books and Records. etc.; Removal of Property

30

4.11

Noncompetition

30

4.12

Notice and Cure

32

ARTICLE 5

COVENANTS OF PURCHASER

32

5.1

Regulatory and Other Approvals

32

5.2

(Intentionally Omitted)

33

5.3

Notice and Cure

33

5.4

Fulfillment of Conditions

33

5.5

Non Solicitation

33

ARTICLE 6

CONDITIONS TO OBLIGATIONS OF PURCHASER

34

6.1

Representations and Warranties

34

6.2

Performance

34

6.3

Officers’ Certificates

34

DOCSLA1:276919.2 10297-1 JB3

6.4

Orders and Laws

34

6.5

Regulatory Consents and Approvals

34

6.6

Third Party Consents

35

6.7

Opinion of Counsel

35

6.8

Intentionally Omitted

35

6.9

Escrow Agreement

35

6.10

Intentionally Omitted

35

6.11

Deliveries

35

6.12

Purchaser Due Diligence

35

6.13

Additional Agreements

35

6.14

Proceedings

35

ARTICLE 7

CONDITIONS TO OBLIGATIONS OF SELLER

36

7.1

Representations and Warranties

36

7.2

Performance

36

7.3

Officers’ Certificates

36

7.4

Orders and Laws

36

7.5

Regulatory Consents and Approvals

36

7.6

Deliveries

36

7.7

Proceedings

36

7.8

Opinion of Counsel

37

ARTICLE 8

TAX MATTERS AND POST-CLOSING TAXES [OBTAIN APPROPRIATE PROVISIONS FROM THE TAX DEPARTMENT]  37

8.1

Transaction Taxes

37

8.2

Property Taxes

37

ARTICLE 9

EMPLOYEE BENEFITS MATTERS

37

9.1

Seller’s Obligations and Liabilities

37

9.2

No Rights Conferred Upon Employees

38

9.3

Group Health Plans

38

ARTICLE 10

SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS  38

10.1

Survival of Representations, Warranties, Covenants and Agreements

38

ARTICLE 11

INDEMNIFICATION

39

11.1

Indemnification

39

11.2

Resolution of Indemnity Notice

40

11.3

Dispute Resolution

41

ARTICLE 12

TERMINATION

41

12.1

Termination

41

12.2

Effect of Termination

42

DOCSLA1:276919.2 10297-1 JB3

ARTICLE 13

DEFINITIONS

42

13.1

Definitions

42

ARTICLE 14

MISCELLANEOUS

50

14.1

Notices

50

14.2

(Intentionally Omitted)

50

14.3

Entire Agreement

51

14.4

Expenses

51

14.5

Public Announcements

51

14.6

Confidentiality

51

14.7

Waiver

52

14.8

Amendment

52

14.9

No Third Party Beneficiary

52

14.10

No Assignment: Binding Effect

52

14.11

Headings

53

14.12

Consent to Jurisdiction [and Service of Process]

53

14.13

Invalid Provisions

53

14.14

Governing Law

53

14.15

Counterparts

53

EXHIBITS

Exhibit A

-

Escrow Agreement

A-1

Exhibit B

-

General Assignment and Bill of Sale

B-1

Exhibit C

-

Assumption Agreement

C-1

Exhibit D

-

Officer’s Certificate of Seller

D-1

Exhibit E

-

Secretary’s Certificate of Seller

E-1

Exhibit F

-

Opinion of Counsel to Seller

F-1

Exhibit G

-

Comfort Letter

G-1

Exhibit H

-

Officer’s Certificate of Purchaser

H-1

Exhibit I

-

Secretary’s Certificate of Purchaser

I-1

Exhibit J

-

Opinion of Counsel to Purchaser

J-1

DOCSLA1:276919.2 10297-1 JB3